UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
 (Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John S. Brandser
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2018

FMI Large Cap Fund
Investor Class (FMIHX)
Institutional Class (FMIQX)

FMI Common Stock Fund
Investor Class (FMIMX)
Institutional Class (FMIUX)

FMI International Fund
Investor Class (FMIJX)
Institutional Class (FMIYX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds, Inc.
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	1
Schedule of Investments	7
Industry Sectors	9

FMI Common Stock Fund
Shareholder Letter	10
Schedule of Investments	16
Industry Sectors	18

FMI International Fund
Shareholder Letter	19
Schedule of Investments	26
Schedule of Forward Currency Contracts	30
Industry Sectors	31

Financial Statements
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	37
Notes to Financial Statements	43

Additional Information	53
Expense Example	54
Advisory Agreements	56
Disclosure Information	60

FMI
Large Cap
Fund

March 31, 2018

Dear Fellow Shareholders:

The FMI Large Cap Fund returned -1.16%1 in the March quarter compared to -0.76% for the S&P 500 Index.  Finance, Retail Trade and Energy Minerals were positive sector contributors, while Consumer Services, Electronic Technology and Technology Services all detracted.  Stocks that helped during the period included Progressive Corp., JPMorgan Chase, and TJX Companies.  On the flipside, Comcast Corp., Cerner Corp., Oracle Corp. and Nutrien Ltd. all hurt. Our zero exposure to the so-called FAANG stocks (Facebook, Amazon, Apple, Netflix and Google [Alphabet]) hurt the quarter’s performance by over 40 basis points.

There were a few new elements to contend with in the investment world this quarter that we haven’t seen in a while.  An almost complete lack of volatility over recent years was interrupted for twenty trading days, beginning January 27th.  Over nine sessions, the S&P 500 dropped 10.10%, followed immediately by a gain of 7.84% during eleven trading days, leaving it down just 3.05% for this period.  Interestingly, the average of the FAANG stocks actually outperformed in the down-and-up part of this mini-cycle, reinforcing both the “buy-the-dip” and the “value doesn’t matter” notions.  It is going to take more than a few bad days to shake people’s faith in these exceedingly expensive stocks.  Amazon and Netflix were up 23.8% and 53.9%, respectively, in the quarter, and trade at multiples that would make the big cap tech darlings of 1999 blush.  Amazon and Netflix both have trailing GAAP (Generally Accepted Accounting Principles) price-to-earnings ratios north of 180.  Facebook, a phenomenal stock over the past five years, did wobble a bit in March, marking this as an unusual occurrence.  Stocks suffered a rare few bad days near the end of the quarter, with most pundits tying this to tariff concerns. The last few sessions also saw more volatility in the FAANG group, Tesla and a few other tech high fliers.  Perhaps change is on the horizon.  Additional wrinkles from the quarter include the 3-month Libor (London Interbank Offered Rate, a key number tied to $200 trillion in financial contracts) gaining roughly 60 basis points to 2.3% — a level not seen since 2008 — and an inflation rate hitting 2.2% in February, which, if it holds for the year, would be the highest annual figure since 2011.  For the first time in years, companies were talking about higher raw material and transportation costs pinching margins.  Oddly, given the widespread view that lower taxes were expected to propel the economy into overdrive, real GDP forecasts for the first quarter from the Atlanta Fed (GDPNow) have dropped from 5% in early February to 2.4% at the end of March.  We find corporate revenue growth to be a more reliable indicator and it still appears solid, but the precipitous drop in GDPNow is noteworthy.  One more significant change in today’s investment landscape was the defenestration of the price of Bitcoin, as foreshadowed in our last letter.  It was down 52.7% in the quarter and is off 72.4% from its peak on December 18th of 2017.

Most things about this market, however, haven’t changed much over the past several years. March 9th marked the ninth year without a bear market in the large cap indices, making this the longest bull

_______________

[1]	For the quarter ended 03/31/18, the FMI Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) were down -1.16% and -1.12%, respectively.

market (using the Dow Jones Industrial Average) in measured history and the third most powerful (see table to the right).

We aren’t going to conduct a lengthy rehash of what we have been articulating for some time.  Despite a slightly improved valuation environment from the December quarter, stocks, on a median basis, remain near the most expensive we have ever experienced or studied.  Many stock indices have become quite narrow again, reflecting a strong funneling effect from passive flows to the most popular names. Eight of the ten largest companies in the S&P 500 outperformed the index in 2017.  The median stock once more underperformed the S&P 500 Index in the March quarter.  Speculative biotech stocks have again been on a roll, as seen in the chart below showing performance compared to the benchmarks since the beginning of last year. Like some of the popular tech names, however, they also had a few tough days right at the end of March.

Investor confidence, which was near record-high territory three months ago, has started to fall.  Still, there appears to be widespread belief that the S&P 500 is a safe investment over any time horizon.  The losses that S&P 500 Index investors sustained in the past two bear markets (47.4% in 2000-2002 and 55.3% in 2007-2009) apparently are forgotten.  People have been conditioned not to fear, yet ironically, risk elements are on the rise.  Debt continues to pile up, as we have noted numerous times previously.  The S&P 500’s debt-to-earnings before interest, taxes, depreciation and amortization (EBITDA) is at a 50-year high. (see chart above).

Growth stocks have bested value stocks over the last ten years, causing investors to question the premise that value beats growth over long time frames. More recently, since the beginning of 2017, growth stocks have seemingly gone into overdrive, as shown in the table to the right.

Despite the great outperformance of growth compared to value during most of the past decade, over longer periods, value has still significantly outperformed growth. Using the Russell 1000 growth and value indices as far back as the Bloomberg data goes (12/31/1979-12/31/2017), value has outperformed growth (7,346% versus 5,333% — or 12.0% versus 11.1% compounded annually).  We are confident value will win in the long run because it takes advantage of human nature and behavior.  People tend to be overly optimistic in bull markets, paying up for projected growth. When reality strikes and stocks fall, some panic. In a true bear market, many lose faith, become overly pessimistic, and sometimes even vacate the market completely.  These investors typically do not come back until “the situation stabilizes,” which is usually well into the next up cycle.  Since 1994, DALBAR, Inc. has published studies of the “Quantitative Analysis of Investor Behavior,” where they attempt to measure the “effects of investor decisions to buy, sell and switch into and out of mutual funds over short and long-term timeframes.” Not surprisingly, “The results consistently show that the average investor earns less – in many cases, much less – than mutual fund performance reports would suggest.”2  For example, in their 2016 study, over the last 30 years, DALBAR estimates that the average equity investor generated an annual return of 3.98% versus the S&P 500 at 10.16%.3  Buying near the top and selling near the bottom are all too common. Similarly, in Spencer Jakab’s book, Heads I Win, Tails I Win: Why Smart Investors Fail and How to Tilt the Odds in Your Favor, he examines the track record of Fidelity Magellan’s renowned portfolio manager Peter Lynch: “During his tenure Lynch trounced the market overall and beat it in most years, racking up a 29 percent annualized return. But Lynch himself pointed out a fly in the ointment. He calculated that the average investor in his fund made only around 7 percent during the same period. When he would have a setback, for example, the money would flow out of the fund through redemptions. Then when he got back on track it would flow back in, having missed the recovery.”4

In our view, human nature will never change. Emotion, fear, and greed will continue to play a role in investor behavior. In its simplest form, value investing looks to appraise the value of a business, invest when the business is undervalued by the market (out of favor), and sell when the discount has narrowed. It is inherently contrarian in nature – buying when the masses are running for the exits, and selling during periods of irrational exuberance. Conversely, growth, momentum, and technical investing are far more speculative in nature. A disciplined value-oriented approach is well-positioned to outperform over the long run, as it is rooted in fundamental analysis with valuation as its guidepost. We firmly believe that value investing’s recent lull is the exception, not the rule. A confluence of factors — including large-scale central bank asset purchases, suppressed

_______________

[2]	“DALBAR’S 22nd Annual Quantitative Analysis of Investor Behavior: Period Ended 12/31/15.” www.dalbar.com.
[3]	“DALBAR 2017: Investors Suck At Investing & Tips For Advisors,” by Lance Roberts. Realinvestmentadvice.com. September 25, 2017. Performance period ending December 30, 2016.
[4]	Spencer Jakab. “Heads I Win, Tails I Win: Why Smart Investors Fail and How to Tilt the Odds in Your Favor.” July 12, 2016.

interest rates (i.e., negative yields), a lack of volatility, a disconnect from valuation, and a massive shift from active to passive investing — have obscured markets since the great financial crisis of 2008-09. Today, high-quality, well-run businesses often trade at one or two standard deviations above their historical averages. It’s likely just a matter of time before history repeats itself, fear rears its head, and value investing returns to the top.

Below we highlight a couple of investments:

Omnicom Group (OMC)
(Analyst: Rob Helf)

Description

Omnicom Group is a strategic holding company comprised of advertising, marketing and corporate communication service firms. The company’s agency networks include: BBDO, DDB and Omnicom Media Group.  In 2017, 57% of overall revenue was generated in North America, 9% in the UK, 18% in Europe, 11% in Asia Pacific, 3% in Latin America and 2% in the Middle East/Africa. Omnicom’s global branded networks provide a comprehensive range of services in four disciplines: advertising (including creative and media planning/buying), which makes up 54% of revenue; customer relationship management, 31%; public relations, 9%; and healthcare, 6%.

Good Business

•	Omnicom is one of the world’s largest advertising and marketing services companies.

•	The company offers a comprehensive roster of fee-based services to a diverse mix of clients.

•	Omnicom should be able to grow as fast as general advertising. The company has significant exposure to developing markets and higher growth marketing services.

•	The company’s largest client represents less than 4% of overall revenues.

•	The integrated relationship between client and agency results in high switching costs.

•	Over the past decade, Omnicom has generated a return on invested capital (ROIC) greater than its cost of capital. On average, its ROIC has been approximately 13%.

•	The company’s balance sheet is in excellent shape, with net debt less than EBITDA.

•	Omnicom pays a $2.36 per share annual dividend to yield 3.2%. The dividend has grown at over 13% per annum over the past five years.

•	Over the past ten years, the company has repurchased an average of over $750 million worth of its equity per year.

Valuation

•	Omnicom trades at approximately 1.2 times enterprise value (EV)-to-sales, 8 times EBITDA and 13 times forward earnings per share (EPS) estimates. The business generates a 13.5% operating margin.

•	Over the past fifteen years, the stock has traded, on average, at 1.5 times EV/sales, 10 times EBITDA and 17 times EPS.

•	Currently, we estimate that Omnicom trades at a 40-50% discount to the S&P 500 on many statistical measures vs. a conventional discount of 10-20%.

Management

•	John Wren, 65, has been President and CEO since 1997. He has been in advertising since 1984, joined Omnicom in 1986, and owns over $100 million worth of OMC shares.

•	Phil Angelastro, 53, has been CFO and Executive VP since 2014, and has been with Omnicom over 20 years in various accounting and finance executive positions.

Investment Thesis

Omnicom fell short of expectations in 2017.  Revenues and profits have been impacted by fee compression and lower spending by the advertising-heavy consumer goods, retail and auto sectors as a residual of softer top-line, zero-based budgeting and activist shareholders. There are some near-term challenges for the industry,  however, we believe that these pressures are more cyclical than secular in nature and will ease in the medium term.  Importantly, Omnicom is one of the leaders in the advertising and marketing service industry, which has historically been able to adapt with changes in technology and media. The business continues to offer an outsourced solution to clients, has demonstrated a flexible cost structure, and is managed by entrepreneurial individuals.  Additionally, the business provides an important function in helping clients establish brands and grow revenues. At just over 9 times EBIT and 13 times EPS, shares of Omnicom are attractive on an absolute and relative basis.

Quest Diagnostics (DGX)
(Analyst: Matthew Goetzinger)

Description

Quest Diagnostics is the largest independent clinical laboratory testing company, with 24% market share. The company’s Diagnostic Information Services (DIS) business (96% of total company revenues) provides clinical laboratory testing, focusing on routine tests (66% of DIS revenues), esoteric tests (25% of DIS revenues), and anatomic pathology tests (9% of DIS revenues). The Diagnostic Solutions business (4% of total company revenues) focuses on risk assessment services for life insurance customers. Quest’s clinical trials business is now included within the Q2 Solutions joint venture with Quintiles (IQV), of which the company owns 40%. Q2 is the industry’s second largest central lab.

Good Business

•	Quest Diagnostics is the market leader in the clinical lab sector, controlling roughly a quarter of the $27 billion independent U.S. lab industry.

•	The scale and scope of Quest’s lab network result in the company consistently operating as the industry’s low-cost provider.

•	The company’s testing revenues are reasonably predictable and recurring in nature.

•
The broader lab industry is a $79 billion market accounting for only 2% of total healthcare spending, and yet influencing over 70% of medical decisions. Quest’s value-add is further supported by a very modest average cost per requisition of approximately $46.

•	The company’s established network business model requires minimal incremental capital, with the stock earning a 30% return on tangible capital over the past five years.

•	The stock is currently levered at 2.3 times net debt-to-EBITDA. In 2017, Quest generated $1.2 billion of operating cash flow.

Valuation

•
Over the past five years, the stock has traded at an average price-to-free cash flow multiple of 16 times. This valuation metric is a slight premium to the company’s 5-year average price-to-earnings (P/E) ratio. Presently, the stock trades at 15 times free cash flow.

•	With conservative growth, margin, and capital allocation assumptions, the company’s earnings power exceeds $8.50 per share.

•	The stock presently trades at a modest discount to other healthcare service companies, despite maintaining a stronger fundamental outlook.

Management

•	Steve Rusckowski has been President and CEO since May 2012, and Chairman of the Board since January 1, 2017.

•	Since the beginning of CEO Rusckowski’s tenure, the company has used ROIC as a key long-term performance metric.

•	Over the past five years, 75% of free cash flow generation has been returned to shareholders through share repurchases.

Investment Thesis

As the largest independent clinical lab testing company, Quest operates the industry’s most expansive and lowest cost network. Over the past five years management has been building upon a focused strategy to improve the organic growth rate of the business, and harvest additional cost efficiencies. The company’s strategy to address each facet of the hospital testing market is beginning to yield growing market share. Government pricing pressures from PAMA (Protecting Access to Medicare Act) are manageable and contained to a small subset of their business. Presently, Quest shares represent a reasonable value and an opportunity to invest in a business with the enduring value-add of providing quantifiable data used to guide treatment protocols at a small fractional expense.

Thank you for your confidence in the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 90.2% (a)

COMMERCIAL SERVICES SECTOR — 2.8%
	Advertising/Marketing Services — 2.8%
2,345,000	Omnicom Group Inc.	$159,622,634	$170,411,150

COMMUNICATIONS SECTOR — 2.3%
	Specialty Telecommunications — 2.3%
8,512,000	CenturyLink Inc.	178,413,247	139,852,160

CONSUMER DURABLES SECTOR — 3.4%
	Tools & Hardware — 3.4%
1,385,000	Stanley Black & Decker Inc.	135,503,537	212,182,000

CONSUMER NON-DURABLES SECTOR — 4.6%
	Food: Major Diversified — 2.7%
2,110,000	Nestlé S.A. — SP-ADR	105,949,410	166,795,500

	Household/Personal Care — 1.9%
2,155,000	Unilever PLC — SP-ADR	85,442,690	119,731,800

CONSUMER SERVICES SECTOR — 10.5%
	Cable/Satellite TV — 3.4%
6,200,000	Comcast Corp. — Cl A	168,871,791	211,854,000

	Movies/Entertainment — 3.1%
5,326,000	Twenty-First Century Fox Inc. — Cl B	145,560,481	193,706,620

	Other Consumer Services — 4.0%
6,101,000	eBay Inc.*	128,455,979	245,504,240

ELECTRONIC TECHNOLOGY SECTOR — 3.6%
	Electronic Components — 3.6%
2,225,000	TE Connectivity Ltd.	38,155,162	222,277,500

FINANCE SECTOR — 16.5%
	Financial Conglomerates — 4.2%
2,348,000	JPMorgan Chase & Co.	150,911,219	258,209,560

	Major Banks — 3.1%
3,650,000	Bank of New York Mellon Corp.	75,454,457	188,084,500

	Multi-Line Insurance — 5.2%
1,605,000	Berkshire Hathaway Inc. — Cl B*	99,249,490	320,165,400

	Property/Casualty Insurance — 4.0%
4,045,000	Progressive Corp.	98,338,696	246,461,850

HEALTH SERVICES SECTOR — 7.7%
	Health Industry Services — 2.7%
1,670,000	Quest Diagnostics Inc.	166,294,828	167,501,000

	Managed Health Care — 5.0%
1,454,000	UnitedHealth Group Inc.	103,996,620	311,156,000

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 90.2% (a) (Continued)

HEALTH TECHNOLOGY SECTOR — 2.0%
	Medical Specialties — 2.0%
3,159,750	Smith & Nephew PLC — SP-ADR	$117,764,285	$120,544,462

INDUSTRIAL SERVICES SECTOR — 3.1%
	Oilfield Services/Equipment — 3.1%
2,910,000	Schlumberger Ltd.	182,431,922	188,509,800

PROCESS INDUSTRIES SECTOR — 2.9%
	Chemicals: Agricultural — 2.9%
3,846,800	Nutrien Ltd.	184,133,280	181,799,768

PRODUCER MANUFACTURING SECTOR — 6.7%
	Industrial Conglomerates — 4.4%
1,875,000	Honeywell International Inc.	181,120,470	270,956,250

	Trucks/Construction/Farm Machinery — 2.3%
2,165,000	PACCAR Inc.	87,403,978	143,258,050

RETAIL TRADE SECTOR — 9.3%
	Apparel/Footwear Retail — 4.7%
3,550,000	The TJX Companies Inc.	258,487,522	289,538,000

	Discount Stores — 4.6%
3,008,000	Dollar General Corp.	220,464,487	281,398,400

TECHNOLOGY SERVICES SECTOR — 12.2%
	Information Technology Services — 7.2%
1,680,000	Accenture PLC	51,809,410	257,880,000
3,174,000	Cerner Corp.*	165,717,581	184,092,000
		217,526,991	441,972,000
	Packaged Software — 5.0%
1,527,000	Microsoft Corp.	40,721,239	139,369,290
3,639,000	Oracle Corp.	149,826,047	166,484,250
		190,547,286	305,853,540
TRANSPORTATION SECTOR — 2.6%
	Air Freight/Couriers — 2.6%
2,500,000	Expeditors International of Washington Inc.	92,611,377	158,250,000
	Total common stocks	3,572,711,839	5,555,973,550

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 9.9% (a)
	Bank Deposit Account — 4.3%
$263,083,738	U.S. Bank N.A., 1.50%^	$263,083,738	$263,083,738

	U.S. Treasury Securities — 5.6%
150,000,000	U.S. Treasury Bills, 0.976%, due 04/05/18^	149,978,041	149,979,676
50,000,000	U.S. Treasury Bills, 1.614%, due 05/31/18^	49,864,583	49,863,291
150,000,000	U.S. Treasury Bills, 1.614%, due 06/14/18^	149,477,375	149,495,760
	Total U.S. treasury securities	349,319,999	349,338,727
	Total short-term investments	612,403,737	612,422,465
	Total investments — 100.1%	$4,185,115,576	6,168,396,015
	Other assets, less liabilities — (0.1%) (a)		(6,008,449)
	TOTAL NET ASSETS — 100.0%		$6,162,387,566

*	Non-income producing security.
^	The rate shown is as of March 31, 2018.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS (% of net assets)
as of March 31, 2018 (Unaudited)

FMI
Common Stock
Fund

March 31, 2018

Dear Fellow Shareholders:

The FMI Common Stock Fund returned -0.26%1 in the March quarter compared to -0.08% for the Russell 2000 Index.  Finance, Utilities, and Consumer Services were three notable positive sector contributors, while Technology Services, Health Technology and Producer Manufacturing detracted.  Our zero exposure to the Utilities sector explained the positive relative performance, while our intentional lack of exposure to high flying, and almost entirely money losing, biotechnology shares caused substantial relative underperformance.  Stocks that helped during the period included FirstCash, Interpublic Group, and Broadridge Financial Solutions.  On the flipside, Allscripts Healthcare Solutions, Carlisle Companies and ManpowerGroup all lagged.

There were a few new elements to contend with in the investment world this quarter that we haven’t seen in a while.  An almost complete lack of volatility over recent years was interrupted for twenty trading days, beginning January 27th.  Over nine sessions, the S&P 500 dropped 10.10%, followed immediately by a gain of 7.84% during eleven trading days, leaving it down just 3.05% for this period.  Interestingly, the average of the FAANG stocks (Facebook, Amazon, Apple, Netflix and Google [Alphabet]) actually outperformed in the down-and-up part of this mini-cycle, reinforcing both the “buy-the-dip” and the “value doesn’t matter” notions.  It is going to take more than a few bad days to shake people’s faith in these exceedingly expensive stocks.  Amazon and Netflix were up 23.8% and 53.9%, respectively, in the quarter, and trade at multiples that would make the big cap tech darlings of 1999 blush.  Amazon and Netflix both have trailing GAAP (Generally Accepted Accounting Principles) price-to-earnings ratios north of 180.  Facebook, a phenomenal stock over the past five years, did wobble a bit in March, marking this as an unusual occurrence.  Stocks suffered a rare few bad days near the end of the quarter, with most pundits tying this to tariff concerns. The last few sessions also saw more volatility in the FAANG group, Tesla and a few other tech high fliers.  Perhaps change is on the horizon.  Additional wrinkles from the quarter include the 3-month Libor (London Interbank Offered Rate, a key number tied to $200 trillion in financial contracts) gaining roughly 60 basis points to 2.3% — a level not seen since 2008 — and an inflation rate hitting 2.2% in February, which, if it holds for the year, would be the highest annual figure since 2011.  For the first time in years, companies were talking about higher raw material and transportation costs pinching margins.  Oddly, given the widespread view that lower taxes were expected to propel the economy into overdrive, real GDP forecasts for the first quarter from the Atlanta Fed (GDPNow) have dropped from 5% in early February to 2.4% at the end of March.  We find corporate revenue growth to be a more reliable indicator and it still appears solid, but the precipitous drop in GDPNow is noteworthy.  One more significant change in today’s investment landscape was the defenestration of the price of Bitcoin, as foreshadowed in our last letter.  It was down 52.7% in the quarter and is off 72.4% from its peak on December 18th of 2017.

Most things about this market, however, haven’t changed much over the past several years. March 9th marked the ninth year without a bear market in the large cap indices, making this the longest bull

_______________

[1]	For the quarter ended 03/31/18, the FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) were down -0.26% and -0.23%, respectively.

market (using the Dow Jones Industrial Average) in measured history and the third most powerful (see table to the right).

We aren’t going to conduct a lengthy rehash of what we have been articulating for some time.  Despite a slightly improved valuation environment from the December quarter, stocks, on a median basis, remain near the most expensive we have ever experienced or studied.  Many stock indices have become quite narrow again, reflecting a strong funneling effect from passive flows to the most popular names. The median stock once more underperformed the S&P 500 Index in the March quarter.  Speculative biotech stocks have again been on a roll, as seen in the chart below showing performance compared to the benchmarks since the beginning of last year. Like some of the popular tech names, however, they also had a few tough days right at the end of March.

Investor confidence, which was near record-high territory three months ago, has started to fall.  Still, there appears to be widespread belief that the S&P 500 is a safe investment over any time horizon.  The losses that S&P 500 Index investors sustained in the past two bear markets (47.4% in 2000-2002 and 55.3% in 2007-2009) apparently are forgotten.  People have been conditioned not to fear, yet ironically, risk elements are on the rise.  Debt continues to pile up, as we have noted numerous times previously.  The S&P 500’s debt-to-earnings before interest, taxes, depreciation and amortization (EBITDA) is at a 50-year high. (See chart above).

Smaller capitalization companies are even more extreme, as can be seen in the chart to the right.

Growth stocks have bested value stocks over the last ten years, causing investors to question the premise that value beats growth over long time frames. More recently, since the beginning of 2017, growth stocks have seemingly gone into overdrive, as shown in the table below.

Despite the great outperformance of growth compared to value during most of the past decade, over longer periods, value has still significantly outperformed growth. Using the Russell 2000 growth and value indices as far back as the Bloomberg data goes (12/31/1979-12/31/2017), value has outperformed growth (9,048% versus 2,577% — or 12.6% versus 9.0% compounded annually).  We are confident value will win in the long run because it takes advantage of human nature and behavior.  People tend to be overly optimistic in bull markets, paying up for projected growth. When reality strikes and stocks fall, some panic. In a true bear market, many lose faith, become overly pessimistic, and sometimes even vacate the market completely.  These investors typically do not come back until “the situation stabilizes,” which is usually well into the next up cycle.  Since 1994, DALBAR, Inc. has published studies of the “Quantitative Analysis of Investor Behavior,” where they attempt to measure the “effects of investor decisions to buy, sell and switch into and out of mutual funds over short and long-term timeframes.” Not surprisingly, “The results consistently show that the average investor earns less – in many cases, much less – than mutual fund performance reports would suggest.”2  For example, in their 2016 study, over the last 30 years, DALBAR estimates that the average equity investor generated an annual return of 3.98% versus the S&P 500 at 10.16%.3  Buying near the top and selling near the bottom are all too common. Similarly, in Spencer Jakab’s book, Heads I Win, Tails I Win: Why Smart Investors Fail and How to Tilt the Odds in Your Favor, he examines the track record of Fidelity Magellan’s renowned portfolio manager Peter Lynch: “During his tenure Lynch trounced the market overall and beat it in most years, racking up a 29 percent annualized return. But Lynch himself pointed out a fly in the ointment. He calculated that the average investor in his fund made only around 7 percent during the same period. When he would have a setback, for example, the money would flow out of the fund through redemptions. Then when he got back on track it would flow back in, having missed the recovery.”4

_______________

[2]	“DALBAR’S 22nd Annual Quantitative Analysis of Investor Behavior: Period Ended 12/31/15.” www.dalbar.com
[3]	“DALBAR 2017: Investors Suck At Investing & Tips For Advisors,” by Lance Roberts. Realinvestmentadvice.com. September 25, 2017. Performance period ending December 30, 2016.
[4]	Spencer Jakab. “Heads I Win, Tails I Win: Why Smart Investors Fail and How to Tilt the Odds in Your Favor.” July 12, 2016.

In our view, human nature will never change. Emotion, fear, and greed will continue to play a role in investor behavior. In its simplest form, value investing looks to appraise the value of a business, invest when the business is undervalued by the market (out of favor), and sell when the discount has narrowed. It is inherently contrarian in nature – buying when the masses are running for the exits, and selling during periods of irrational exuberance. Conversely, growth, momentum, and technical investing are far more speculative in nature. A disciplined value-oriented approach is well-positioned to outperform over the long run, as it is rooted in fundamental analysis with valuation as its guidepost. We firmly believe that value investing’s recent lull is the exception, not the rule. A confluence of factors — including large-scale central bank asset purchases, suppressed interest rates (i.e., negative yields), a lack of volatility, a disconnect from valuation, and a massive shift from active to passive investing — have obscured markets since the great financial crisis of 2008-09. Today, high-quality, well-run businesses often trade at one or two standard deviations above their historical averages. It’s likely just a matter of time before history repeats itself, fear rears its head, and value investing returns to the top.

Below we highlight a couple of investments:

Carlisle Companies, Inc. (CSL)
(Analyst: Ben Karek)

Description

Carlisle is a diversified manufacturer of a broad range of products selling into industries such as commercial roofing, aerospace, construction, transports, heavy equipment and general industrial. Carlisle operates in four segments: Carlisle Construction Materials (CCM — 62% of sales, and 79% of earnings before interest and taxes [EBIT]), Carlisle Interconnect Technologies (CIT — 22%, and 17%), Carlisle Fluid Technologies (CFT — 8%, and 3%), and Carlisle Brake and Friction (CBF — 8%, and 1%). Carlisle’s operating companies are given significant autonomy and responsibility for the performance of their businesses. This instills an entrepreneurial spirit that is central to the Carlisle Operating System, a LEAN/six sigma program.

Good Business

•	The majority of Carlisle’s sales are in markets where they maintain a #1 or #2 position.

•	Carlisle’s largest segment, CCM, derives 70% of its sales from the aftermarket. Commercial roofs are replaced roughly every 25 years.

•	The company’s products are specialized, highly engineered and recurring in nature.

•	Carlisle’s businesses are necessary and easy to understand.

•	The company is conservatively financed at 1.7 times net debt/EBITDA.

•	Carlisle’s business is cash generative, with free cash flow averaging greater than 100% of net income.

•	Return on invested capital (ROIC) has averaged 12% over the last 5 years.

Valuation

•	The stock trades at a reasonable 17 times 2018 estimates, which approximates its 10-year average.

•	Carlisle’s enterprise value-to-sales multiple is 1.8 times, as compared to a long-term margin target of 20%.

Management

•	The company has a strong track record of value creation. Carlisle’s ROIC is above its cost of capital in spite of completing numerous small and mid-size acquisitions.

•
Chris Koch, who took over from former CEO and current Chairman Dave Roberts in 2016, has demonstrated a continuity with the Carlisle model and a willingness to shrink the portfolio of businesses if doing so creates value.

•	Carlisle’s variable compensation includes metrics on EBIT margin, ROIC, and working capital.

Investment Thesis

Carlisle’s shares have recently come under pressure due to raw material-driven margin compression in its largest segment, Carlisle Construction Materials. Carlisle has historically proven the ability to pass through raw material inflation, albeit on a lag, as evidenced by the decade-long margin expansion that this segment has experienced through multiple cycles. The company has increasingly exited low margin, less differentiated businesses while re-investing in their better businesses both organically and through tuck-in acquisitions. We believe Carlisle continues to be a best-in-class operator, and this hiccup has given us a chance to own the shares at a discounted valuation relative to an expensive small cap market.

The Howard Hughes Corporation (HHC)
(Analyst: Andy Ramer)

Description

Howard Hughes specializes in the development of master planned communities (MPCs); in the ownership, management, and redevelopment of revenue-generating real estate assets (Operating Assets); and in the development of other real estate assets in the form of entitled and unentitled land and residential condominium developments (Strategic Developments).  Howard Hughes emerged as a public company in November of 2010 following its spinoff from General Growth Properties.

Good Business

•	The company owns attractive real estate in some of the country’s best markets.

•	Howard Hughes is growing its sources of recurring revenue.

•
Since inception, the company has completed $1.6 billion of development that is expected to deliver a 9.9% yield on cost, or a 29.7% return on the $283 million of cash equity invested, assuming a 5.5% cost of debt.

•	Howard Hughes owns all the development rights to its land, and is therefore able to control supply, and thus pricing, in markets with high barriers to entry.

•	The company maintains a conservatively funded balance sheet. The net debt-to-capital ratio is 38.5%, and a majority of the debt is non-recourse to the parent.

Valuation

•	Howard Hughes is underfollowed and misunderstood due to its relative complexity and lack of current profitability.

•
At the 3/15/18 closing share price of $136.54, the company traded at a 9% discount to our conservative Net Asset Value estimate of $150.00 per share.  Howard Hughes repurchased stock at $120.33 per share on 2/21/18 because this represented a meaningful discount to their estimate of NAV ($165+).

•	Short interest is only 2.5% of the float and passive strategies own just 13.0% of the shares.

Management

•	There is strong alignment between insiders and shareholders as the board of directors and management have a combined ownership in the company of approximately 20%.

•	There is an average of 25 years of commercial real estate experience throughout the company’s senior management and board.

•	In September of 2017, CEO David Weinreb entered into a 10-year employment agreement and purchased a new warrant for $50 million at market value.

•
That same month, President Grant Herlitz also entered into an employment agreement through 2027 and purchased a new warrant for $2 million.  CFO David O’Reilly acquired a warrant for $1 million upon joining the company in October of 2016.

Investment Thesis

Howard Hughes is on the cusp of transitioning from a real estate company with dormant assets and lack of cash flow to one that is producing cash flow from difficult-to-replicate assets.  The company has a presence in markets that have prospects for above-average growth – Houston; Las Vegas; and Columbia, Maryland – and owns unique irreplaceable land in Manhattan and Honolulu.  Howard Hughes is managed by owner-operators who have demonstrated their ability to deploy capital and earn attractive returns.

Thank you for your confidence in the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 81.3% (a)

COMMERCIAL SERVICES SECTOR — 15.1%
	Advertising/Marketing Services — 3.4%
1,550,000	Interpublic Group of Cos. Inc.	$27,837,296	$35,696,500

	Financial Publishing/Services — 1.5%
78,000	FactSet Research Systems Inc.	12,516,471	15,554,760

	Miscellaneous Commercial Services — 4.1%
1,340,000	Genpact Ltd.	22,409,227	42,866,600

	Personnel Services — 6.1%
236,000	ManpowerGroup Inc.	15,161,560	27,163,600
639,000	Robert Half International Inc.	20,170,724	36,991,710
		35,332,284	64,155,310
CONSUMER SERVICES SECTOR — 5.6%
	Cable/Satellite TV — 1.4%
21,000	Cable One Inc.	5,654,176	14,429,310

	Other Consumer Services — 4.2%
73,000	Graham Holdings Co.	35,482,299	43,964,250

DISTRIBUTION SERVICES SECTOR — 6.5%
	Electronics Distributors — 1.9%
260,000	Arrow Electronics Inc.*	3,239,047	20,025,200

	Wholesale Distributors — 4.6%
348,000	Anixter International Inc.*	22,551,135	26,361,000
160,000	Applied Industrial Technologies Inc.	6,407,530	11,664,000
117,000	MSC Industrial Direct Co. Inc.	7,003,921	10,730,070
		35,962,586	48,755,070
ELECTRONIC TECHNOLOGY SECTOR — 2.2%
	Telecommunications Equipment — 2.2%
355,000	ViaSat Inc.*	24,867,862	23,330,600

FINANCE SECTOR — 21.4%
	Finance/Rental/Leasing — 9.3%
280,000	ePlus Inc.*	15,102,514	21,756,000
597,675	FirstCash Inc.	19,852,810	48,561,094
383,000	Ryder System Inc.	17,201,060	27,878,570
		52,156,384	98,195,664
	Property/Casualty Insurance — 6.9%
304,750	Argo Group International Holdings Ltd.	16,023,541	17,492,650
365,000	W.R. Berkley Corp.	11,515,238	26,535,500
35,000	White Mountains Insurance Group Ltd.	31,410,325	28,788,200
		58,949,104	72,816,350

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 81.3% (a) (Continued)

FINANCE SECTOR — 21.4% (Continued)
	Real Estate Development — 3.7%
125,000	The Howard Hughes Corp.*	$15,622,950	$17,391,250
1,220,000	Kennedy-Wilson Holdings Inc.	25,274,389	21,228,000
		40,897,339	38,619,250
	Regional Banks — 1.5%
293,000	Zions Bancorporation	7,891,512	15,449,890

HEALTH SERVICES SECTOR — 3.2%
	Medical/Nursing Services — 3.2%
605,000	MEDNAX Inc.*	32,324,216	33,656,150

PROCESS INDUSTRIES SECTOR — 2.0%
	Containers/Packaging — 2.0%
197,000	Avery Dennison Corp.	5,127,102	20,931,250

PRODUCER MANUFACTURING SECTOR — 14.3%
	Building Products — 3.2%
600,000	Armstrong World Industries Inc.*	26,113,541	33,780,000

	Industrial Machinery — 2.8%
414,000	Woodward Inc.	17,005,585	29,667,240

	Metal Fabrication — 1.4%
102,000	Valmont Industries Inc.	14,934,787	14,922,600

	Miscellaneous Manufacturing — 5.9%
350,000	Carlisle Cos. Inc.	27,516,535	36,543,500
965,000	TriMas Corp.*	21,230,669	25,331,250
		48,747,204	61,874,750
	Trucks/Construction/Farm Machinery — 1.0%
335,000	Trinity Industries Inc.	10,981,711	10,931,050

RETAIL TRADE SECTOR — 2.5%
	Specialty Stores — 2.5%
587,000	Penske Automotive Group Inc.	21,837,392	26,021,710

TECHNOLOGY SERVICES SECTOR — 8.5%
	Data Processing Services — 3.0%
287,000	Broadridge Financial Solutions Inc.	5,904,062	31,481,030

	Information Technology Services — 2.6%
2,260,000	Allscripts Healthcare Solutions Inc.*	27,585,535	27,911,000

	Internet Software/Services — 1.7%
615,000	Cars.com Inc.*	16,797,883	17,422,950

	Packaged Software — 1.2%
920,000	TiVo Corp.	12,608,763	12,466,000
	Total common stocks	603,163,368	854,924,484

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 18.6% (a)
	Bank Deposit Account — 6.7%
$70,401,025	U.S. Bank N.A., 1.50%^	$70,401,025	$70,401,025

	U.S. Treasury Securities — 11.9%
25,000,000	U.S. Treasury Bills, 0.976%, due 04/05/18^	24,996,340	24,996,613
25,000,000	U.S. Treasury Bills, 1.472%, due 04/26/18^	24,975,694	24,973,417
25,000,000	U.S. Treasury Bills, 1.614%, due 05/31/18^	24,932,292	24,931,645
25,000,000	U.S. Treasury Bills, 1.614%, due 06/14/18^	24,912,896	24,915,960
25,000,000	U.S. Treasury Bills, 1.645%, due 06/28/18 ^	24,893,514	24,898,349
	Total U.S. treasury securities	124,710,736	124,715,984
	Total short-term investments	195,111,761	195,117,009
	Total investments — 99.9%	$798,275,129	1,050,041,493
	Other assets, less liabilities — 0.1% (a)		883,250
	TOTAL NET ASSETS — 100.0%		$1,050,924,743

*	Non-income producing security.
^	The rate shown is as of March 31, 2018.
(a)	Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS (% of net assets)
as of March 31, 2018 (Unaudited)

FMI
International
Fund

March 31, 2018

Dear Fellow Shareholders:

Fear made a rare appearance in the first quarter, with developed equity markets printing a quarterly decline for the first time since June of 2016.1  Rising interest rates, a spike in volatility, and talk of a potential trade war shook investor confidence. The FMI International Fund (“Fund”) fell by 3.30%2 in the quarter, compared with an MSCI EAFE Index drop of 4.28% in local currency and 1.53% in U.S. Dollars (USD). The Fund’s top performing sectors included Consumer Non-Durables, Communications and Technology Services, while Commercial Services, Consumer Services, and Consumer Durables weighed on the results. TE Connectivity, Henkel, and Smiths Group outperformed on a relative basis, as Travis Perkins, WPP and Isuzu Motors fell short of expectations. Currency hedging and a weakening USD continues to be a significant headwind. Over the past five quarters, the MSCI EAFE Index’s return in local currency has underperformed the USD equivalent by 12.82%, making for a tough comparison versus the USD index. Of course, the recent USD weakness could reverse at any time.

As we look out at the global opportunity set, not much has changed from our vantage point. Stocks are still expensive, risks are plenty, and global economic growth continues to be boosted by artificially low interest rates, rising debt, stimulus and quantitative easing (QE). As central bankers start to take their feet off the gas, the reversal of unprecedented experimental policies and asset purchases (which helped fuel a rapid rise in financial markets) might finally take a toll. Interest rate normalization poses a risk to asset valuations, and keeping a lid on inflation may prove to be easier said than done. Central bankers will have their work cut out for them, as taking away the proverbial “punch bowl” may not be well received. Given the precarious backdrop, we will continue to proceed with caution, as downside protection is paramount.

Tried and True

As we’ve discussed in previous shareholder letters, it’s been a challenging time to be a value investor. Despite a long history of success, with academic studies and empirical evidence supporting the case for value investing, some critics argue that the value investment strategy simply no longer works. The last 10+ years certainly fits the narrative, as value has meaningfully underperformed. Let’s take a closer look…

To frame the most recent period in a historical context, we examined the rolling 5-year returns of the MSCI EAFE Value vs. MSCI EAFE Growth indexes3 at the end of each calendar year, as far back as the Bloomberg dataset would take us (December 31, 1974). How did value do? As the following table illustrates, out of 39 periods, value underperformed growth only 10 times, or 26% of the time. Interestingly, value fell short in each of the last nine periods, so had the analysis been done a decade earlier, value would have prevailed in all but one of the 5-year rolling periods
_______________

[1]	In local currency, per the MSCI EAFE Index.
[2]	For the quarter ended 03/31/18, the FMI International Fund Investor Class (FMIJX) and the FMI International Fund Institutional Class (FMIYX) were down -3.30% and -3.27%, respectively.
[3]	MSCI EAFE Value Net Total Return Index (Bloomberg Ticker: M1EA00V), MSCI EAFE Growth Net Total Return Index (Bloomberg Ticker: M1EA000G).

(97% of the time). How times have changed! Even with the recent hiccup, value’s outperformance since inception is striking and undeniable: the MSCI EAFE Value has generated a cumulative return of 9,533% (11.2% annualized), far outpacing the MSCI EAFE Growth’s return of 3,429% (8.6%). The power of compounding is apparent.

Are value investing’s recent struggles the exception or the (new) rule?  To address the question, it’s important to understand why value investing has worked so well, historically. The answer is relatively simple: human nature. Inevitably fear and greed play a huge role in investor psyche and behavior. On the way up, investors become overly optimistic, gain comfort in numbers (the herd), and chase the best performing stocks to valuations well above fair value, with little regard for underlying business fundamentals. Greed, and a fear of missing out, can lead to periods where a stock or the market can become significantly overpriced. Conversely, on the way down, investors can be overly pessimistic and overwhelmed with the fear of losing money. Risk aversion takes hold, selling begets selling, and the end result is a mass exodus in a stock or the market. Again, the underlying business fundamentals are disregarded, this time leading to depressed valuations that are well below intrinsic value. Eventually investors come to their senses, as markets tend to be relatively efficient over longer periods of time, with valuation ultimately settling in around the vicinity of fair value. That said, dislocation in the near term, especially at the extremes, creates some of the market’s most rewarding investment opportunities.

Since 1994, DALBAR, Inc. has published studies of the “Quantitative Analysis of Investor Behavior,” where they attempt to measure the “effects of investor decisions to buy, sell and switch into and out of mutual funds over short and long-term timeframes.” Not surprisingly, “The results consistently show that the average investor earns less – in many cases, much less – than mutual fund performance reports would suggest.”4  For example, in their 2016 study, over the last 30 years, DALBAR estimates that the average equity investor generated an annual return of 3.98% versus the S&P 500 at 10.16%.5  Buying near the top and selling near the bottom are all too common.  Similarly, in Spencer Jakab’s book, Heads I Win, Tails I Win: Why Smart Investors Fail and How to Tilt the Odds in Your Favor, he examines the track record of Fidelity Magellan’s renowned portfolio manager Peter Lynch: “During his tenure Lynch trounced the market overall and beat it in most years, racking up a 29 percent annualized return. But Lynch himself pointed out a fly in the ointment. He calculated that the average investor in his fund made only around 7 percent during the same period. When he
_______________

[4]	“DALBAR’S 22nd Annual Quantitative Analysis of Investor Behavior: Period Ended 12/31/15.” www.dalbar.com
[5]	“DALBAR 2017: Investors Suck At Investing & Tips For Advisors,” by Lance Roberts. Realinvestmentadvice.com. September 25, 2017. Performance period ending December 30, 2016.

would have a setback, for example, the money would flow out of the fund through redemptions. Then when he got back on track it would flow back in, having missed the recovery.”6

In our view, human nature will never change. Emotion, fear, and greed will continue to play a role in investor behavior. In its simplest form, value investing looks to appraise the value of a business, invest when the business is undervalued by the market (out of favor), and sell when the discount has narrowed. It is inherently contrarian in nature – buying when the masses are running for the exits, and selling during periods of irrational exuberance. Conversely, growth, momentum, and technical investing are far more speculative in nature. A disciplined value-oriented approach is well-positioned to outperform over the long run, as it is rooted in fundamental analysis with valuation as its guidepost. We firmly believe that value investing’s recent lull is the exception, not the rule. A confluence of factors — including large-scale central bank asset purchases, suppressed interest rates (i.e., negative yields), a lack of volatility, a disconnect from valuation, and a massive shift from active to passive investing — have obscured markets since the great financial crisis of 2008-09. Today, high-quality, well-run businesses often trade at one or two standard deviations above their historical averages. It’s likely just a matter of time before history repeats itself, fear rears its head, and value investing returns to the top.

Against the Grain

Being contrarian can be defined as “opposing or rejecting popular opinion; going against current practice.”7  In other words, zigging when everyone else is zagging. In equity investing, in order to beat the market (or your peers), you have to do something different than the market. In constructing the portfolio, we strive to have industry diversification with exposure to most, but not all major economic sectors. Geographic exposure is a consideration, but it does not drive the investment decisions, as bottom-up security analysis takes priority. While we include mention of the MSCI EAFE Index in our letters, it is only insofar as international investors have grown accustomed to seeing this benchmark. We do not consider the benchmark in the management of the Fund and we expect to see significant divergence in performance over quarterly or annual periods. It’s also worth noting that currencies in the Fund are passively hedged, with a goal of ensuring that our returns are a reflection of FMI’s stock selection, and not the volatile swings of foreign exchange rates. As a result, the MSCI EAFE’s local index is the more comparable benchmark (vs. the USD equivalent) as we strive to capture the local return of our investments. Unlike some of our international peers, we run concentrated portfolios with a limited number of holdings (30-40). Our focus is predominantly on large-cap developed market companies, though we have occasionally found a few mid-cap and emerging market opportunities that met our investment criteria.

As value investors who embrace leaning into the wind, we were encouraged to see the recent Bank of America Merrill Lynch Global Fund Manager Survey chart to the right,8 where our peers are currently shifting heavily into banks and Japan, while reducing exposure to the UK. We’ve moved in the opposite direction.

_______________

[6]	Spencer Jakab. “Heads I Win, Tails I Win: Why Smart Investors Fail and How to Tilt the Odds in Your Favor.” July 12, 2016.
[7]	Google dictionary.
[8]	BofA Merrill Lynch Global Fund Manager Survey. March 20, 2018.

In FMI’s 38-year history, we have consistently been underweight financials, especially banks. We generally view banking as a commodity business, and are not keen on balance sheets that are opaque and highly levered. As such, historically we have gotten more of our financial exposure through insurance companies, insurance brokerages, financial processors, and asset managers. As it relates to international banks in particular, we do have additional concerns. Capital standards vary meaningfully across regions, resulting in an incomplete accounting of underlying economic viability and returns.  Regions also vary considerably as it pertains to the underlying rules and ownership rights on assets securing debt financing. This makes it difficult to recognize and resolve problem asset issues, further tying up capital, and creating zombie loans. In addition, we have always operated by the axiom suggesting that investors approach a fast-growing loan category with extreme caution. Paradoxically, global banks are attracted to developing markets principally because they believe that new loans can expand at a rate exceeding underlying GDP. Lastly, entry barriers are generally low, while exit barriers are fairly high (banks aren’t allowed to fail). This is problematic as banks are heavily influenced by the weakest competitor in each of their markets. When you are competing with a commodity (money), an undisciplined player can temporarily create an artificial price (loan yield, loan-to-value, terms and conditions, etc.) that will upset the returns (losses) in a particular market. Given the aforementioned, it makes sense why European banks have racked up $1.17 trillion of bad debt on their balance sheets.9  While many of our international peers are piling into “inexpensive” banks, we’ll err on the side of caution and watch this game from the sidelines.

Similarly, we’ve long documented our concerns about Japan in prior shareholder letters, which include excessive government debt levels, unsustainably low interest rates, an aging and shrinking population, and relatively weak economic growth prospects (despite an uptick in recent years). In addition, the Bank of Japan’s (BOJ) QE program has been the most aggressive in the developed world, and by a wide margin. In the recently completed March fiscal year, the BOJ purchased around 75% of all the government bonds that were issued. They now own more than 40% of the country’s sovereign debt and 70% of the ETF market.10,11  As reported by Almost Daily Grant’s, the BOJ has been printing money at an astonishing pace: “In the five years ended Feb. 28, Japan’s monetary base (comprised of money in circulation as well as bank reserves) has increased by 281% to ¥475 trillion ($4.4 trillion), or just under 31% annualized growth. By comparison, the European Central Bank has increased its monetary base by 63% over the past five years (10% annualized growth), while the Federal Reserve has overseen a 34% uptick in the U.S. monetary base, or 6% annualized.”12  Desperate to drive inflation, the BOJ should be careful what it wishes for as it is playing a dangerous game. Meanwhile, the Japanese stock market has been on fire since November of 2012, up 158% in less than 5.5 years (19.2% annualized), more than doubling the MSCI EAFE Index’s local return of 75% (10.9% annualized). We’ve participated to some extent, but have been selling investments in Japan in recent years due to concerns about valuation. For example, in November 2017 we sold our position in Makita Corporation (6586 JT), as the discount to fair value

_______________

[9]	Nicholas Comfort, Giovanni Salzano and Sonia Sirletti. “Five Charts That Explain How European Banks Are Dealing With Their Bad-Loan Problem.” Bloomberg, February 13, 2018.
[10]	Hidenori Yamanaka. “Not a Single Japan 10-Year Bond Traded Tuesday: Death by BOJ.” Bloomberg, March 14, 2018.
[11]	Min Jeong Lee and Emi Urabe. “Bank of Japan’s $150 Billion ETF Binge Looks Likely to Slow Next Year.” Bloomberg, December 10, 2017.
[12]	“QE chronicles.” Almost Daily Grant’s. Wednesday, March 14, 2018.

all but evaporated. As illustrated to the right, the stock now trades at more than two standard deviations above its long-term historical average. Unfortunately, many charts look like this in Japan, with great businesses commanding healthy premiums. After a massive run in the stock market, we find it telling that the herd continues to pile into Japan unabated.

Conversely, in the UK, concerns around Brexit, slowing growth and rising inflation have weighed on investor sentiment. The stock market has lagged over the past five years, and predictably, global managers are now positioning themselves to avoid the market. In June of 2016 we wrote, “At a high level, we view [Brexit] as more of an opportunity than a risk. There is likely to be significant uncertainty in the near-term regarding economic growth, trade deal negotiations, currency fluctuations, political posturing, and potential call for similar referendums (with Eurosceptic parties in Italy, France, Netherlands, Denmark and Sweden already piping up), et al. Stock prices may continue to come under pressure. However, if this means that great businesses will be offered up at value prices (including some of our own holdings), then we will look to capitalize as people throw out the baby with the bath water.” Our long-term view hasn’t changed, and as expected we have added high-quality businesses such as Whitbread (WTB LN), Travis Perkins (TPK LN), Merlin Entertainments (MERL LN), and Smith & Nephew (SN/ LN) to the Fund, after each of the stocks had come under pressure. With strong, durable business models that are built to withstand adversity, we think that these undervalued investments will serve us well in the years to come.

Even though taking the road less traveled can be lonely, as it is today, our investors can rest assured that we will stay the course. Value investing will endure. Below are two examples of where we are finding attractive opportunities:

WPP PLC (WPP LN)
(Analyst: Rob Helf)

Description

WPP is a strategic holding company made up of leading advertising, media buying, market research, direct and digital marketing, branding and public relations firms. WPP owns four global ad networks:  J. Walter Thompson (JWT), Ogilvy & Mather, Young & Rubicam and Grey. In 2017, 37% of overall revenue was generated in North America, 20% in Western Europe, 13% in the UK and 30% from the rest of the world.  The company’s core business is advertising and media investment, which makes up almost 50% of revenues and includes media planning/buying and analysis as well as creative services.

Good Business

•	WPP is the largest advertising and marketing service company in the world.

•	The company offers a comprehensive roster of fee-based services to a diverse mix of clients.

•
WPP should be able to grow as fast as general advertising, as the company has significant exposure to more rapidly growing areas, including emerging markets, marketing services and digital advertising.

•	Its largest client represents less than 4% of overall revenues.

•	Agencies develop integrated relationships with clients, resulting in high switching costs.

•	WPP should benefit from increased spending on advertising/marketing in a healthier economy.

•	Over the past decade, WPP has generated a return on capital above its cost of capital.

•	The balance sheet is in reasonable shape with net debt slightly less than 2 times earnings before interest, taxes, depreciation and amortization (EBITDA).

•	WPP’s annual dividend is £0.60/year (2017), which yields over 5% currently.

Valuation

•
WPP currently trades at approximately 1.4 times enterprise value-to-sales (EV/S), 7.7 times enterprise value-to-EBITDA (EV/EBITDA) and 10.5 times forward earnings per share (EPS) estimates.  WPP should generate 17%+ earnings before interest and taxes (EBIT) margins on net revenues in 2018.

•	Historically, the company has been valued at 1.6 times sales, 10 times EBITDA and 15 times EPS.

•	The free cash flow (£1.5 billion) yield on the enterprise value is 7.8%.

•	Currently, we estimate WPP trades at a 40-50% discount to the MSCI EAFE Index on many statistical measures vs. a conventional discount of 10-20%.

Management

•
Sir Martin Sorrell, 74, is director and CEO.  He joined the company in 1986 as director and later the same year became group CEO.  He owns over £200 million worth of the company’s equity, so he has significant skin in the game.

•	Paul Richardson, 61, is Finance director. Mr. Richardson has held this title since 1996 following four years with WPP as director of Treasury.

•
Mark Read, 51, is Strategy director and CEO, Wunderman/WPP Digital.  Mr. Read was appointed a director in March 2005.  Prior to joining WPP, he was a principal at Booz-Allen & Hamilton, and founder of WebRewards.

•	Operating companies are each run by capable executives.

Investment Thesis

WPP fell short of expectations in 2017 and hurt the Fund’s overall performance last year.  Revenue and profit have been impacted by fee compression and lower spending by the advertising-heavy consumer goods, retail and auto clients as a residual of softer top-line, zero-based budgeting and activist shareholders.  There are some near-term challenges for the industry; however, we believe that these pressures are more cyclical than secular in nature and will ease in the medium term.  Importantly, WPP is one of the leaders in the advertising and marketing service industry that has historically been able to adapt with changes in technology and media. The business continues to offer an outsourced solution to clients, has demonstrated a flexible cost structure and is managed by entrepreneurial individuals.  Additionally, the business provides an important function in helping clients establish brands and grow revenue. At just over 8.5 times EBIT and 10 times EPS, the shares of WPP are attractive.

Bureau Veritas (BVI FP)
(Analyst: Matthew Goetzinger)

Description

Bureau Veritas (BV) is the world’s second largest testing, inspection and certification company. Across the company’s six reportable business segments, BV provides recognized independent inspection services leveraging over 3,500 global accreditation standards within a diverse set of end markets. Geographically, Western Europe represents 32% of total revenues. Eastern Europe, the Middle East and Africa together represent 12% of total revenues. The Americas accounts for 27% of total revenues, while Asia Pacific is 29% of total revenues.

Good Business

•	As a large global trusted third party, BV offers independently verified testing, inspection and certification services across a diversified set of products, systems and physical assets.

•	The company’s verification services and recognized authoritative certification results in significant incremental end-product value that meaningfully outweighs the cost of the service.

•	The company’s scale is leveraged across a diversified balance of end markets and geographies.

•	Recurring monitoring businesses represent approximately 70% of firm revenues.

•	Over the past five years BV has generated an average return on invested capital (ROIC) of 12%.

•	BV’s balance sheet is stable with net debt-to-EBITDA ratio of 2 times. Interest coverage is over 8 times.

Valuation

•
Bureau Veritas’ stock price has been flat for approximately five years.  During this time period the company’s forward earnings multiple has come down from 26 times next 12 months earnings to a near market median.

•	Across several important valuation metrics BV trades at a 25% average discount to peers.

•	BV trades at its 5-year average forward earnings multiple of approximately 20 times.

•	Relative to normalized growth and profit margins, BV trades at approximately 17 times earnings.

Management

•	Several new management appointments and changes in reporting structure suggest that BV is working to improve the efficiency and diversity of the organization.

•	In 2012 BV appointed an outsider from Otis (UTX) as the company’s new CEO. In March, a new Chairman was named, also from outside the organization.

•	In 2016 the company’s short-term incentive compensation plan moved to reward organic growth, margin expansion and cash flow.

Investment Thesis

Over the past several years Bureau Veritas has worked through cyclical weakness in capital expenditure-related businesses that are now nearing cyclical troughs. During this time period BV has transitioned its business model to focus on recurring inspection-related testing businesses that are more immune to end market cycles. The company’s value-add will grow as regulation and verification services increase in an expanding global economy. In addition to driving improvements in organic growth, BV management has begun to emphasize a more balanced approach to capital deployment and returns. Near term tariff worries are nettlesome, but BV’s franchise is strong and likely to prove defensive in a tougher economic and stock market cycle.

Thank you for your support of the FMI International Fund.

This shareholder letter is unaudited.

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 87.8% (a)
COMMON STOCKS — 79.8% (a)

COMMERCIAL SERVICES SECTOR — 9.9%
	Advertising/Marketing Services — 1.8%
8,500,000	WPP PLC (Jersey) (b)	$176,136,027	$135,078,590

	Miscellaneous Commercial Services — 5.2%
2,986,000	Bureau Veritas S.A. (France) (b)	75,523,369	77,618,372
1,069,000	DKSH Holding AG (Switzerland) (b)	67,975,646	86,929,842
2,928,000	Secom Co. Ltd. (Japan) (b)	205,998,981	218,092,653
		349,497,996	382,640,867
	Personnel Services — 2.9%
2,995,000	Adecco Group AG (Switzerland) (b)	183,262,960	213,333,978

COMMUNICATIONS SECTOR — 2.7%
	Wireless Telecommunications — 2.7%
2,904,000	Millicom International
	Cellular S.A. (Luxembourg) (b)	155,269,162	198,734,318

CONSUMER DURABLES SECTOR — 5.4%
	Electronics/Appliances — 2.5%
5,823,000	Electrolux AB — Series B (Sweden) (b)	148,967,651	183,887,520

	Motor Vehicles — 1.8%
8,828,000	Isuzu Motors Ltd. (Japan) (b)	101,081,448	135,258,026

	Other Consumer Specialties — 1.1%
18,040,000	Samsonite International S.A.
	(Luxembourg) (b)	52,897,050	82,511,606

CONSUMER NON-DURABLES SECTOR — 7.9%
	Food: Major Diversified — 2.0%
1,885,000	Nestlé S.A. (Switzerland) (b)	139,955,881	148,993,281

	Household/Personal Care — 5.9%
2,275,000	Henkel AG & Co. KGaA (Germany) (b)	233,077,117	286,613,176
2,700,000	Unilever PLC (Britain) (b)	110,949,123	149,748,547
		344,026,240	436,361,723
CONSUMER SERVICES SECTOR — 13.4%
	Broadcasting — 0.7%
2,980,300	Grupo Televisa S.A.B. — SP-ADR (Mexico)	45,810,555	47,565,588

	Cable/Satellite TV — 1.9%
3,900,000	Liberty Latin America Ltd. Cl C (Bermuda)*	86,812,940	74,451,000
3,560,000	Shaw Communications Inc. (Canada)	68,198,492	68,583,227
		155,011,432	143,034,227
	Casinos/Gaming — 0.0%
1,686,000	Genting Malaysia Berhad (Malaysia) (b)	1,564,936	2,118,922

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 87.8% (a) (Continued)
COMMON STOCKS — 79.8% (a) (Continued)

CONSUMER SERVICES SECTOR — 13.4% (Continued)
	Movies/Entertainment — 4.6%
30,000,000	Merlin Entertainments PLC (Britain) (b)	$147,047,745	$145,876,620
7,560,000	Vivendi S.A. (France) (b)	143,749,555	196,067,439
		290,797,300	341,944,059
	Restaurants — 6.2%
8,050,000	Compass Group PLC (Britain) (b)	151,353,582	164,372,188
5,625,000	Whitbread PLC (Britain) (b)	262,732,448	291,976,399
		414,086,030	456,348,587
DISTRIBUTION SERVICES SECTOR — 6.2%
	Wholesale Distributors — 6.2%
4,385,000	Ferguson PLC (Jersey) (b)	245,694,214	329,794,425
7,425,000	Travis Perkins PLC (Britain) (b)	142,146,423	128,734,849
		387,840,637	458,529,274
ELECTRONIC TECHNOLOGY SECTOR — 4.7%
	Aerospace & Defense — 2.0%
1,400,000	Safran S.A. (France) (b)	153,404,423	148,581,684

	Electronic Components — 2.7%
1,990,000	TE Connectivity Ltd. (Switzerland)	122,659,462	198,801,000

FINANCE SECTOR — 3.5%
	Property/Casualty Insurance — 3.5%
505,000	Fairfax Financial Holdings Ltd. (Canada)	240,758,156	255,986,611

HEALTH TECHNOLOGY SECTOR — 1.9%
	Medical Specialties — 1.9%
7,504,000	Smith & Nephew PLC (Britain) (b)	138,439,396	140,376,977

INDUSTRIAL SERVICES SECTOR — 2.9%
	Oilfield Services/Equipment — 2.9%
3,325,000	Schlumberger Ltd. (Curacao)	258,622,885	215,393,500

PROCESS INDUSTRIES SECTOR — 3.2%
	Chemicals: Agricultural — 3.2%
4,973,000	Nutrien Ltd. (Canada)	251,810,981	235,023,980

PRODUCER MANUFACTURING SECTOR — 8.6%
	Industrial Conglomerates — 8.6%
12,813,000	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	168,109,973	153,951,666
5,030,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	161,733,499	193,371,821
13,625,000	Smiths Group PLC (Britain) (b)	237,663,592	289,821,486
		567,507,064	637,144,973

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 87.8% (a) (Continued)
COMMON STOCKS — 79.8% (a) (Continued)

RETAIL TRADE SECTOR — 1.5%
	Specialty Stores — 1.5%
825,000	Dufry AG (Switzerland)*(b)	$101,289,491	$108,363,613

TECHNOLOGY SERVICES SECTOR — 3.9%
	Information Technology Services — 3.9%
1,882,000	Accenture PLC (Ireland)	184,162,414	288,887,000

TRANSPORTATION SECTOR — 4.1%
	Air Freight/Couriers — 1.2%
1,365,000	Expeditors International of Washington Inc.
	(United States)	85,921,045	86,404,500

	Other Transportation — 2.9%
39,263,000	Bolloré (France) (b)	159,396,777	209,444,440
	Total common stocks	5,210,177,399	5,890,748,844

PREFERRED STOCKS — 8.0% (a)

CONSUMER DURABLES SECTOR — 1.4%
	Motor Vehicles — 1.4%
1,210,000	Hyundai Motor Co. (South Korea) (b)	104,818,794	106,253,759

CONSUMER NON-DURABLES SECTOR — 2.9%
	Household/Personal Care — 2.9%
671,000	Amorepacific Corp. (South Korea) (b)	90,071,227	101,041,634
171,000	LG Household & Health Care Ltd.
	(South Korea) (b)	62,411,759	112,812,181
		152,482,986	213,853,815
ELECTRONIC TECHNOLOGY SECTOR — 3.7%
	Telecommunications Equipment — 3.7%
141,000	Samsung Electronics Co. Ltd.
	(South Korea) (b)	147,491,825	271,133,565
	Total preferred stocks	404,793,605	591,241,139
	Total long-term investments	5,614,971,004	6,481,989,983

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 11.2% (a)
	Bank Deposit Account — 0.7%
$52,684,052	U.S. Bank N.A., 1.50%^(c)	$52,684,052	$52,684,052

	U.S. Treasury Securities — 10.5%
200,000,000	U.S. Treasury Bills, 0.976%, due 04/05/18^	199,970,722	199,972,902
125,000,000	U.S. Treasury Bills, 1.472%, due 04/26/18^	124,878,472	124,867,084
300,000,000	U.S. Treasury Bills, 1.614%, due 05/31/18^	299,187,500	299,179,743
150,000,000	U.S. Treasury Bills, 1.614%, due 06/14/18^	149,477,375	149,495,760
	Total U.S. treasury securities	773,514,069	773,515,489
	Total short-term investments	826,198,121	826,199,541
	Total investments — 99.0%	$6,441,169,125	7,308,189,524
	Other assets, less liabilities — 1.0% (a)		70,618,831
	TOTAL NET ASSETS — 100.0%		$7,378,808,355

*	Non-income producing security.
^	The rate shown is as of March 31, 2018.
(a)	Percentages for the various classifications relate to total net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of March 31, 2018 the aggregate value of these securities was $5,010,893,577.

(c)	$920,000 of this security is held as collateral for certain forward currency contracts.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			U.S. $ Value on		U.S. $ Value on
			March 31, 2018		March 31, 2018	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
4/13/18	Bank of New	1,300,000,000	$1,825,052,539	1,854,164,000	$1,854,164,000	$29,111,461
	York Mellon	British Pound		U.S. Dollar

4/13/18	Goldman	415,000,000	322,211,658	336,607,483	336,607,483	14,395,825
	Sachs & Co.	Canadian Dollar		U.S. Dollar

4/13/18	State Street	60,000,000	73,904,922	73,678,800	73,678,800	(226,122)
	Global Markets,	Euro		U.S. Dollar
	LLC

4/13/18	State Street	615,000,000	757,525,449	765,327,525	765,327,525	7,802,076
	Global Markets,	Euro		U.S. Dollar
	LLC

4/13/18	JP Morgan	41,000,000,000	385,683,888	377,445,340	377,445,339	(8,238,549)
	Chase	Japanese Yen		U.S. Dollar

4/13/18	State Street	775,000,000	42,531,747	42,278,108	42,278,108	(253,639)
	Global Markets,	Mexican Peso		U.S. Dollar
	LLC

4/13/18	State Street	590,000,000,000	553,823,299	554,094,666	554,094,666	271,367
	Global Markets,	South Korea		U.S. Dollar
	LLC	Won

4/13/18	Goldman	1,500,000,000	179,836,994	190,114,309	190,114,309	10,277,315
	Sachs & Co.	Swedish Krona		U.S. Dollar

4/13/18	JP Morgan	590,000,000	617,904,430	627,445,976	627,445,976	9,541,546
	Chase	Swiss Franc		U.S. Dollar
			$4,758,474,926		$4,821,156,206	$62,681,280

4/13/18	Bank of New	140,800,000	140,800,000	100,000,000	140,388,657	(411,343)
	York Mellon	U.S. Dollar		British Pound

4/13/18	Goldman	34,740,638	34,740,638	45,000,000	34,938,614	197,976
	Sachs & Co.	U.S. Dollar		Canadian Dollar

4/13/18	JP Morgan	75,412,649	75,412,649	8,000,000,000	75,255,393	(157,256)
	Chase	U.S. Dollar		Japanese Yen

4/13/18	JP Morgan	110,361,355	110,361,355	105,000,000	109,966,043	(395,312)
	Chase	U.S. Dollar		Swiss Franc
			$361,314,642		$360,548,707	$(765,935)
			$5,119,789,568		$5,181,704,913	$61,915,345

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS (% of net assets)
as of March 31, 2018 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
ASSETS:
Investments in securities, at value (a)	$6,168,396,015	$1,050,041,493	$7,308,189,524
Receivables from shareholders for purchases	4,128,576	565,156	7,430,716
Cash	—	—	1,531,411
Dividends and interest receivable	7,011,799	489,112	23,842,761
Receivable for investments sold	—	3,401,824	2,539,585
Unrealized appreciation on
forward currency contracts	—	—	71,597,566
Prepaid expenses	95,634	45,733	90,367
Total assets	$6,179,632,024	$1,054,543,318	$7,415,221,930
LIABILITIES:
Payable to brokers for investments purchased	$6,736,474	$2,312,061	$13,561,832
Payable to shareholders for redemptions	6,609,226	419,264	8,000,603
Payable to adviser for management fees	2,846,397	695,388	3,510,267
Unrealized depreciation on
forward currency contracts	—	—	9,682,221
Payable for foreign currency transactions	—	—	21,129
Other liabilities	1,052,361	191,862	1,637,523
Total liabilities	17,244,458	3,618,575	36,413,575
Net assets	$6,162,387,566	$1,050,924,743	$7,378,808,355
NET ASSETS:
Capital Stock	$3,888,976,061	$770,990,754	$6,568,127,701
Net unrealized appreciation (depreciation)
on investments:
Securities	1,983,280,439	251,766,364	867,020,399
Forward currency contracts	—	—	61,915,345
Foreign currency transactions	—	—	308,552
Accumulated net realized gain (loss)	273,039,246	27,622,281	(111,482,512)
Undistributed net investment income (loss)	17,091,820	545,344	(7,081,130)
Net assets	$6,162,387,566	$1,050,924,743	$7,378,808,355
CALCULATION OF NET ASSET VALUE PER SHARE:
Investor Class shares:
Net assets	$3,385,057,820	$740,553,939	$4,570,520,261
Shares outstanding	159,300,728	27,930,667	139,274,109
Shares authorized ($0.0001 par value)	400,000,000	200,000,000	300,000,000
Net asset value, offering and
redemption price per share	$21.25	$26.51	$32.82
Institutional Class shares:
Net assets	$2,777,329,746	$310,370,804	$2,808,288,094
Shares outstanding	130,795,347	11,694,092	85,467,220
Shares authorized ($0.0001 par value)	200,000,000	100,000,000	200,000,000
Net asset value, offering and
redemption price per share	$21.23	$26.54	$32.86
(a) Identified cost of investments	$4,185,115,576	$798,275,129	$6,441,169,125

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2018 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
INCOME:
Dividends*	$56,335,016	$5,029,943	$56,038,138
Interest	4,042,563	1,306,739	7,685,285
Total investment income	60,377,579	6,336,682	63,723,423
EXPENSES:
Management fees	21,262,963	4,681,872	27,778,835
Shareholder servicing fees (Investor Class)	2,670,505	398,705	3,822,201
Administration and accounting services	864,820	157,956	1,066,964
Printing and postage expense	216,073	24,977	281,789
Transfer agent fees	169,340	39,070	148,504
Custodian fees	106,913	19,211	572,750
Registration fees	97,261	61,549	155,117
Board of Directors fees	47,666	47,666	47,666
Professional fees	30,862	27,897	30,779
Other expenses	81,254	33,016	92,041
Total expenses	25,547,657	5,491,919	33,996,646
NET INVESTMENT INCOME (LOSS)	34,829,922	844,763	29,726,777
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	339,106,202	53,294,670	161,414,821
Forward currency contracts	—	—	(206,031,917)
Foreign currency transactions	—	—	(26,017,528)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	339,106,202	53,294,670	(70,634,624)
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS:
Securities	(58,847,042)	(22,782,936)	(94,619,525)
Forward currency contracts	—	—	99,181,777
Foreign currency transactions	—	—	158,160
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS	(58,847,042)	(22,782,936)	4,720,412
NET GAIN (LOSS) ON INVESTMENTS	280,259,160	30,511,734	(65,914,212)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$315,089,082	$31,356,497	$(36,187,435)

* Net withholding taxes	$380,688	$—	$4,373,024

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2018 (Unaudited) and For the Year Ended September 30, 2017

	2018	2017
OPERATIONS:
Net investment income (loss)	$34,829,922	$47,895,618
Net realized gain (loss) on investments	339,106,202	625,075,612
Net change in unrealized
appreciation (depreciation) on investments	(58,847,042)	399,097,341
Net increase (decrease) in net assets from operations	315,089,082	1,072,068,571
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Investor Class)	(27,598,884)	(54,156,552)
Net investment income (Institutional Class)	(25,132,954)	(17,815,881)
Net realized gains (Investor Class)	(298,319,215)	(295,164,433)
Net realized gains (Institutional Class)	(219,767,111)	(94,830,701)
Total distributions	(570,818,164)	(461,967,567)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	40,897,811	(808,991,156)
TOTAL INCREASE (DECREASE)	(214,831,271)	(198,890,152)
NET ASSETS AT THE BEGINNING OF THE PERIOD	6,377,218,837	6,576,108,989
NET ASSETS AT THE END OF THE PERIOD	$6,162,387,566	$6,377,218,837
Undistributed net investment income (loss)	$17,091,820	$34,993,736
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	2,456,937	(37,968,105)

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2018 (Unaudited) and For the Year Ended September 30, 2017

	2018	2017
OPERATIONS:
Net investment income (loss)	$844,763	$238,848
Net realized gain (loss) on investments	53,294,670	101,191,857
Net change in unrealized
appreciation (depreciation) on investments	(22,782,936)	75,161,472
Net increase (decrease) in net assets from operations	31,356,497	176,592,177
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Investor Class)	(159,486)	(42,282)
Net investment income (Institutional Class)	(141,628)	(28,262)
Net realized gains (Investor Class)	(83,468,635)	(40,682,135)
Net realized gains (Institutional Class)	(31,775,805)	(6,638,215)
Total distributions	(115,545,554)	(47,390,894)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	31,763,588	29,495,395
TOTAL INCREASE (DECREASE)	(52,425,469)	158,696,678
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,103,350,212	944,653,534
NET ASSETS AT THE END OF THE PERIOD	$1,050,924,743	$1,103,350,212
Undistributed net investment income (loss)	$545,344	$1,695
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	1,366,327	1,092,444

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2018 (Unaudited) and For the Year Ended September 30, 2017

	2018	2017
OPERATIONS:
Net investment income (loss)	$29,726,777	$73,912,826
Net realized gain (loss) on investments	(70,634,624)	96,982,036
Net change in unrealized
appreciation (depreciation) on investments	4,720,412	744,819,106
Net increase (decrease) in net assets from operations	(36,187,435)	915,713,968
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Investor Class)	(14,619,661)	(146,718,193)
Net investment income (Institutional Class)	(8,859,217)	(21,606,217)
Net realized gains (Investor Class)	(70,501,237)	(34,095,065)
Net realized gains (Institutional Class)	(37,554,044)	(4,989,390)
Total distributions	(131,534,159)	(207,408,865)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	(559,723,177)	2,372,205,999
TOTAL INCREASE (DECREASE)	(727,444,771)	3,080,511,102
NET ASSETS AT THE BEGINNING OF THE PERIOD	8,106,253,126	5,025,742,024
NET ASSETS AT THE END OF THE PERIOD	$7,378,808,355	$8,106,253,126
Undistributed net investment income (loss)	$(7,081,130)	$(13,329,029)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	(16,547,539)	77,398,619

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2018		2017		2016	2015	2014	2013
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$22.17		$20.20		$20.00	$22.21	$20.52	$17.38
Income from
investment operations:
Net investment
income (loss)(1)	0.11		0.15		0.21	0.19	0.19	0.18
Net realized and
unrealized gains (loss)
on investments	0.96		3.30		2.04	(0.17)	2.92	3.37
Total from
investment operations	1.07		3.45		2.25	0.02	3.11	3.55
Less distributions:
Distributions from net
investment income	(0.17)		(0.23)		(0.21)	(0.18)	(0.18)	(0.20)
Distributions from net
realized gains	(1.82)		(1.25)		(1.84)	(2.05)	(1.24)	(0.21)
Total from distributions	(1.99)		(1.48)		(2.05)	(2.23)	(1.42)	(0.41)
Net asset value,
end of period	$21.25		$22.17		$20.20	$20.00	$22.21	$20.52
TOTAL RETURN	4.78	%(2)	17.86%		12.36%	(0.54%)	15.77%	20.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	3,385,058		3,856,953		6,576,109	8,499,224	9,217,399	8,122,016
Ratio of expenses to
average net assets	0.85	%(3)	0.86%		0.90%	0.93%	0.94%	0.96%
Ratio of net investment
income (loss) to
average net assets	1.01	%(3)	0.71%		1.09%	0.87%	0.87%	0.95%
Portfolio turnover rate	8	%(2)(4)	16	%(4)	17%	18%	31%	30%

(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month		For the Period
	Period Ending		from October 31, 2016*
	March 31, 2018		to September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.18		$19.73
Income from investment operations:
Net investment income (loss)(1)	0.13		0.16
Net realized and unrealized gains (loss) on investments	0.95		3.77
Total from investment operations	1.08		3.93
Less distributions:
Distributions from net investment income	(0.21)		(0.23)
Distributions from net realized gains	(1.82)		(1.25)
Total from distributions	(2.03)		(1.48)
Net asset value, end of period	$21.23		$22.18
TOTAL RETURN	4.82	%(2)	20.76	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,777,330		2,520,266
Ratio of expenses to average net assets	0.71	%(3)	0.72	%(3)
Ratio of net investment income (loss) to average net assets	1.16	%(3)	0.81	%(3)
Portfolio turnover rate	8	%(2)(4)	16	%(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2018		2017		2016	2015	2014	2013
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$28.83		$25.42		$25.05	$29.12	$29.05	$25.43
Income from
investment operations:
Net investment
income (loss)(1)	0.02		0.00	*	(0.01)	0.01	0.04	0.07
Net realized and
unrealized gains (loss)
on investments	0.80		4.69		2.84	(0.74)	2.91	6.05
Total from
investment operations	0.82		4.69		2.83	(0.73)	2.95	6.12
Less distributions:
Distributions from net
investment income	(0.01)		0.00	*	—	(0.02)	(0.13)	(0.09)
Distributions from net
realized gains	(3.13)		(1.28)		(2.46)	(3.32)	(2.75)	(2.41)
Total from distributions	(3.14)		(1.28)		(2.46)	(3.34)	(2.88)	(2.50)
Net asset value,
end of period	$26.51		$28.83		$25.42	$25.05	$29.12	$29.05
TOTAL RETURN	2.88	%(2)	18.96%		12.61%	(3.38%)	10.44%	26.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	740,554		825,176		944,654	1,243,777	1,407,840	1,259,158
Ratio of expenses to
average net assets	1.05	%(3)	1.06%		1.12%	1.17%	1.18%	1.19%
Ratio of net investment
income (loss) to
average net assets	0.12	%(3)	0.00%		(0.06%)	0.04%	0.14%	0.26%
Portfolio turnover rate	16	%(2)(4)	26	%(4)	17%	29%	33%	24%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month		For the Period
	Period Ending		from October 31, 2016*
	March 31, 2018		to September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$28.85		$24.72
Income from investment operations:
Net investment income (loss)(1)	0.03		0.03
Net realized and unrealized gain (loss) on investments	0.81		5.39
Total from investment operations	0.84		5.42
Less distributions:
Distributions from net investment income	(0.02)		(0.01)
Distributions from net realized gains	(3.13)		(1.28)
Total from distributions	(3.15)		(1.29)
Net asset value, end of period	$26.54		$28.85
TOTAL RETURN	2.95	%(2)	22.43	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	310,371		278,174
Ratio of expenses to average net assets	0.95	%(3)	0.97	%(3)
Ratio of net investment income (loss) to average net assets	0.24	%(3)	0.12	%(3)
Portfolio turnover rate	16	%(2)(4)	26	%(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2018		2017		2016	2015	2014	2013
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$33.59		$30.67		$27.63	$28.64	$26.34	$22.12
Income from
investment operations:
Net investment income(1)	0.12		0.32		0.29	0.25	0.30	0.25
Net realized and
unrealized gains (loss)
on investments	(0.34)		3.72		3.27	(0.30)	2.74	4.29
Total from
investment operations	(0.22)		4.04		3.56	(0.05)	3.04	4.54
Less distributions:
Distributions from net
investment income	(0.10)		(0.91)		(0.51)	(0.58)	(0.19)	(0.08)
Distributions from net
realized gains	(0.45)		(0.21)		(0.01)	(0.38)	(0.55)	(0.24)
Total from distributions	(0.55)		(1.12)		(0.52)	(0.96)	(0.74)	(0.32)
Net asset value,
end of period	$32.82		$33.59		$30.67	$27.63	$28.64	$26.34
TOTAL RETURN	(0.69	%)(2)	13.66%		13.07%	(0.19%)	11.74%	20.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	4,570,520		5,369,580		5,025,742	2,305,968	474,358	137,906
Ratio of expenses to
average net assets:
Before expenses
reimbursement	0.91	%(3)	0.91%		0.94%	0.98%	1.03%	1.15%
After expenses
reimbursement	0.91	%(3)	0.91%		0.94%	0.98%	1.00%	1.00%
Ratio of net investment income
(loss) to average net assets:
Before expenses
reimbursement	0.69	%(3)	1.02%		1.01%	0.87%	1.05%	0.89%
After expenses
reimbursement	0.69	%(3)	1.02%		1.01%	0.87%	1.08%	1.04%
Portfolio turnover rate	14	%(2)(4)	26	%(4)	16%	9%	22%	21%

(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month		For the Period
	Period Ending		from October 31, 2016*
	March 31, 2018		to September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$33.62		$30.36
Income from investment operations:
Net investment income (loss)(1)	0.14		0.35
Net realized and unrealized gains (loss) on investments	(0.34)		4.04
Total from investment operations	(0.20)		4.39
Less distributions:
Distributions from net investment income	(0.11)		(0.92)
Distributions from net realized gains	(0.45)		(0.21)
Total from distributions	(0.56)		(1.13)
Net asset value, end of period	$32.86		$33.62
TOTAL RETURN	(0.63	%)(2)	14.95	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,808,288		2,736,673
Ratio of expenses to average net assets	0.76	%(3)	0.77	%(3)
Ratio of net investment income (loss) to average net assets	0.84	%(3)	1.19	%(3)
Portfolio turnover rate	14	%(2)(4)	26	%(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Unaudited)

(1)  Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981.

Effective October 31, 2016, the Funds offer two classes of shares (Investor and Institutional).  The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan.  A higher investment minimum is required for the Institutional Class than the Investor Class.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.  The Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. From April 30, 2017 through March 31, 2018, the International Fund was closed to new investors.

(a)
Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(1)  Summary of Significant Accounting Policies — (Continued)

close price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. The foreign markets in which the International Fund may invest are sometimes open on days when the New York Stock Exchange is not open and the International Fund does not calculate its net asset value. As of March 30, 2018, some foreign markets were open. The International Fund did not calculate its net asset value using these March 30, 2018 prices to maintain consistency with the International Fund’s net asset value calculation for shareholder transactions. For securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of March 31, 2018, there were no securities that were internally fair valued.

The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(1)  Summary of Significant Accounting Policies — (Continued)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of March 31, 2018, based on the inputs used to value them:

		Large Cap	Common Stock	International	International
		Fund	Fund	Fund	Fund
		Investments	Investments	Investments	Other Financial
Valuations		in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 —	Common Stocks	$5,555,973,550	$854,924,484	$1,471,096,406	$—
Level 2 —	Common Stocks	—	—	4,419,652,438	—
	Preferred Stocks	—	—	591,241,139	—
	Short-Term Bank
	Deposit Account	263,083,738	70,401,025	52,684,052	—
	Short-Term U.S.
	Treasury Securities	349,338,727	124,715,984	773,515,489	—
	Forward Currency
	Contracts	—	—	—	71,597,566
	Total Level 2	612,422,465	195,117,009	5,837,093,118	71,597,566
Level 3 —		—	—	—	—
Total Assets		6,168,396,015	1,050,041,493	7,308,189,524	71,597,566
Liabilities:
Level 2 —	Forward Currency
	Contracts	—	—	—	(9,682,221)
Total		$6,168,396,015	$1,050,041,493	$7,308,189,524	$(61,915,345)

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. For the six month period ending March 31, 2018, there were no transfers between levels.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(1)  Summary of Significant Accounting Policies — (Continued)

held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were ten forward currency contracts outstanding during the six month period ending March 31, 2018. These contracts are not subject to master netting agreements.  For Non-Deliverable Forward Currency Contracts (“Contract”) the International Fund posts collateral, in the form of cash or cash equivalents to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of March 31, 2018, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$71,597,566	Unrealized	$(9,682,221)
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(1)  Summary of Significant Accounting Policies — (Continued)

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2018, are recorded in the following location on the Statements of Operations for the International Fund:

		Realized		Unrealized
	Location	(Loss)	Location	Gain
Forward currency	Net realized	$(206,031,917)	Net change in	$99,181,777
contracts	gain (loss) on		unrealized appreciation
	forward currency		(depreciation) on
	contracts		forward currency
contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of March 31, 2018.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and Federal and the state of Wisconsin for the Predecessor Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the six month ending March 31, 2018, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2018, open Federal tax years include the prior four fiscal tax years ended September 30, 2017.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(2)  Investment Adviser and Management Agreement and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Pursuant to current Investment Advisory agreements, effective as of February 1, 2017, the Adviser is entitled to receive a fee.  The fee is computed and payable at the end of each month.  The following annual percentages of each Fund’s average daily net assets are used:

•	Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

•	Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; 0.80% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective Investment Advisory or operating expenses limitation agreements, FMI will reimburse the Funds for expenses as follows:

	Investor Class Expense Cap	Institutional Class Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%

For the six month period ending March 31, 2018, there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending March 31, 2018, no such expenses were charged to the shareholders of either Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(2)  Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

At March 31, 2018, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control.

(3)  Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board.  The Board may also authorize the Funds to pay for shareholder services outside of the plan.

For the six month period ending March 31, 2018, shareholder servicing fees incurred are disclosed on the Statements of Operations.

(4)  Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $675,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective June 2, 2017 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the six month period ending March 31, 2018, none of the Funds borrowed against the Agreement. The Agreement is subject to renewal on June 1, 2018.

(5)  Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 15, 2017, the following distributions were declared and paid to shareholders of records of the respective Funds on December 14, 2017:

	Large Cap	Common Stock	International
	Fund	Fund	Fund
Net Investment Income (Investor Class)	$27,598,884	$159,486	$14,619,661
Per Share Amount (Investor Class)	$0.16881047	$0.00598957	$0.09421118
Net Investment Income (Institutional Class)	$25,132,954	$141,628	$8,859,217
Per Share Amount (Institutional Class)	$0.20867477	$0.01397178	$0.10717675
Short-Term Realized Gain (Investor Class)	$35,529,724	$5,120,682	$35,470,974
Per Share Amount (Investor Class)	$0.21732	$0.19231	$0.22858
Short-Term Realized Gain (Institutional Class)	$26,174,193	$1,949,401	$18,894,399
Per Share Amount (Institutional Class)	$0.21732	$0.19231	$0.22858
Long-Term Realized Gain (Investor Class)	$262,789,491	$78,347,953	$35,030,263
Per Share Amount (Investor Class)	$1.60737	$2.94240	$0.22574
Long-Term Realized Gain (Institutional Class)	$193,592,918	$29,826,404	$18,659,645
Per Share Amount (Institutional Class)	$1.60737	$2.94240	$0.22574

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(6)  Investment Transactions —

For the six month period ending March 31, 2018, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$489,104,520	$137,776,177	$931,631,748
Sales	945,146,957	194,249,351	1,199,068,235

(7)  Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2017:

				Net
				Unrealized		Distribu-
				Appreciation	Distribu-	table	Other
		Gross	Gross	(Depreciation)	table	Long-Term	Accum-
	Cost of	Unrealized	Unrealized	on	Ordinary	Capital	ulated
	Investments	Appreciation(1)	Depreciation(1)	Investments(1)	Income	Gains	Losses
Large Cap
Fund	$4,382,152,106	$2,105,511,249	$(107,174,813)	$1,998,336,436	$96,696,563	$434,107,588	$—
Common
Stock
Fund	829,078,103	291,206,523	(19,049,843)	272,156,680	6,528,566	85,437,800	—
International
Fund	7,118,913,836	1,168,092,734	(210,588,980)	957,503,754	54,363,677	15,333,031	(48,798,214)

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the six month period ending March 31, 2018 and the year ended September 30, 2017 are:

	March 31, 2018		September 30, 2017
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions*	Distributions	Distributions*	Distributions
Large Cap Fund	$114,435,755	$456,382,409	$71,972,433	$389,995,134
Common Stock Fund	7,371,197	108,174,357	628,667	46,762,227
International Fund	77,844,251	53,689,908	184,023,852	23,385,013

*	For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

For tax purposes, the International Fund is permitted to defer into its next fiscal year $48,798,214 of late year losses.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(8)  Fund Share Transactions —

	For the Six Month Period Ending		Year Ended
	March 31, 2018 (Unaudited)		September 30, 2017
Large Cap Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	7,193,724	$158,694,942	21,655,099	$448,604,812
Institutional Class	23,374,640	516,137,450	136,146,705	2,847,096,672
Reinvestment of dividends
and distributions
Investor Class	14,976,434	320,345,924	17,228,386	343,878,586
Institutional Class	9,580,898	204,743,793	4,373,527	87,208,121
Redemptions
Investor Class	(36,857,575)	(812,024,110)	(190,502,583)	(3,974,081,352)
Institutional Class	(15,811,184)	(347,000,188)	(26,869,239)	(561,697,995)
Total Investor Class	(14,687,417)	(332,983,244)	(151,619,098)	(3,181,597,954)
Total Institutional Class	17,144,354	373,881,055	113,650,993	2,372,606,798
Net increase (decrease)	2,456,937	$40,897,811	(37,968,105)	$(808,991,156)

	For the Six Month Period Ending		Year Ended
	March 31, 2018 (Unaudited)		September 30, 2017
Common Stock Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	1,428,727	$39,365,928	4,060,207	$109,556,600
Institutional Class	1,568,130	43,381,064	10,006,334	268,595,468
Reinvestment of dividends
and distributions
Investor Class	3,065,085	80,979,549	1,488,053	39,165,565
Institutional Class	1,200,184	31,732,855	251,636	6,623,050
Redemptions
Investor Class	(5,180,819)	(144,241,869)	(14,096,574)	(377,610,214)
Institutional Class	(714,980)	(19,453,939)	(617,212)	(16,835,074)
Total Investor Class	(687,007)	(23,896,392)	(8,548,314)	(228,888,049)
Total Institutional Class	2,053,334	55,659,980	9,640,758	258,383,444
Net increase (decrease)	1,366,327	$31,763,588	1,092,444	$29,495,395

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(8)  Fund Share Transactions — (Continued)

	For the Six Month Period Ending		Year Ended
	March 31, 2018 (Unaudited)		September 30, 2017
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	9,730,403	$330,507,686	89,860,897	$2,793,637,875
Institutional Class	15,498,961	525,516,414	90,816,851	2,840,643,850
Reinvestment of dividends
and distributions
Investor Class	2,493,933	83,646,506	5,915,278	175,802,061
Institutional Class	1,335,977	44,848,761	894,973	26,589,641
Redemptions
Investor Class	(32,827,306)	(1,111,504,081)	(99,789,345)	(3,131,105,701)
Institutional Class	(12,779,507)	(432,738,463)	(10,300,035)	(333,361,727)
Total Investor Class	(20,602,970)	(697,349,889)	(4,013,170)	(161,665,765)
Total Institutional Class	4,055,431	137,626,712	81,411,789	2,533,871,764
Net increase (decrease)	(16,547,539)	$(559,723,177)	77,398,619	$2,372,205,999

(9)  Subsequent Events —

On March 16, 2018, The Board of the International Fund voted to re-open the International Fund to all investors.  The International Fund will re-open to all investors effective April 2, 2018, as announced in the prospectus supplement filed March 19, 2018.

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, as described above. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
Investor Class
Actual Beginning Account Value 10/01/17	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/18	$1,047.80	$1,028.80	$993.10
Actual Expenses Paid
During Period* 10/01/17-3/31/18	$4.34	$5.31	$4.52
Hypothetical Beginning
Account Value 10/01/17	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 3/31/18	$1,020.69	$1,019.70	$1,020.39
Hypothetical Expenses Paid
During Period* 10/01/17-3/31/18	$4.28	$5.29	$4.58
Annualized Expense Ratio*	0.85%	1.05%	0.91%

Institutional Class
Actual Beginning Account Value 10/01/17	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/18	$1,048.20	$1,029.50	$993.70
Actual Expenses Paid
During Period* 10/01/17-3/31/18	$3.63	$4.81	$3.78
Hypothetical Beginning
Account Value 10/01/17	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 3/31/18	$1,021.39	$1,020.19	$1,021.14
Hypothetical Expenses Paid
During Period* 10/01/17-3/31/18	$3.58	$4.78	$3.83
Annualized Expense Ratio*	0.71%	0.95%	0.76%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2017 and March 31, 2018).

FMI Funds, Inc.
ADVISORY AGREEMENTS

On December 15, 2017, the Directors of FMI Funds, Inc. approved the continuation of the investment advisory agreements for the FMI Common Stock Fund (the “Common Stock Fund”), the FMI Large Cap Fund (the “Large Cap Fund”) and the FMI International Fund (the “International Fund”).  (The Common Stock Fund, the Large Cap Fund and the International Fund are sometimes referred to herein as a “Fund” and, collectively, as the “Funds”).  In advance of approving the continuation of the investment advisory agreements, the Directors who are not “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met with their independent legal counsel.  They discussed with their independent legal counsel, in executive session, a memorandum describing their fiduciary duties with respect to approving the continuation of the investment advisory agreements and the relevant factors for their consideration of the investment advisory agreements.  As part of the discussion regarding the fiduciary duties of the Directors, the Independent Directors confirmed their understanding of the need to have asked about, and received answers to, any matters that they believe are relevant to determining whether to approve the continuation of the investment advisory agreements.

The Independent Directors also reviewed and discussed with their counsel, in executive session, all of the materials that the Funds’ investment adviser, Fiduciary Management, Inc. (the “Adviser”), had provided to the Independent Directors to assist them in their consideration of the investment advisory agreement (the “15(c) Material”).  Following this review, they concluded that the 15(c) Material addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Adviser under the investment advisory agreements.

The Independent Directors then met in general session to discuss the 15(c) Material with the other Directors and management of the Funds.  In discussing the 15(c) Material with management of the Funds, management highlighted various sections of the 15(c) Material and addressed the questions and comments of the Directors to their satisfaction.  The Directors confirmed that in considering the investment advisory agreements, they focused on the following items, among others:

•
The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreements and how the services performed by the Adviser under the investment advisory agreements differ from those performed for other accounts.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds, and whether existing breakpoints are appropriate.

•	The costs and profitability of the Funds to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Board of Directors.

•	Short-term and long-term investment performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

FMI Funds, Inc.
ADVISORY AGREEMENTS (Continued)

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session both before and after their general session with the other Directors and management of the Funds.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The material considerations and determinations of the Directors, including all of the Independent Directors, are described below:

Nature and Quality of Investment Advisory Services

The Directors concluded that the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser are good, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Funds’ operations are conducted in compliance with applicable laws, rules and regulations.  They believe that the following factors support these conclusions: (1) the Directors determined that the Adviser has sufficient and knowledgeable staff and resources to carry out the Adviser’s research-intensive approach, based on discussions with management and various presentations by portfolio managers and research analysts; (2) the Directors noted that the Adviser’s senior management have extensive backgrounds and experience in the investment management industry; (3) the Directors believe that the personnel servicing the Funds are well qualified; and (4) the Directors believe that the Adviser has been responsible for selecting and effectively overseeing service providers to the Funds that are respected in the industry and provide valuable services to the Funds.

Comparative Fees and Expenses

The Directors concluded that the expense ratios of the Funds are within the range of comparable mutual funds, and that the Funds’ fees are reasonable.  They believe that the following factors support these conclusions: (1) the peer group comparative fee and expense analysis for the Common Stock Fund show that its net expense ratio and advisory fee are within the range of industry averages; (2) the peer group comparative fee and expense analysis for the Large Cap Fund show that its net expense ratio and advisory fee are within the range of industry averages; (3) the peer group comparative fee and expense analysis for the International Fund show that its net expense ratio and advisory fee are within the range of industry averages; and (4) the Directors noted that the Adviser has actively taken steps to ensure the net expense ratio and fees remain reasonable by negotiating lower fees with service providers and, from time to time, capping total expenses of a Fund or reducing the investment advisory fees of a Fund.

Comparison of Fee Structures of Other Accounts

The Directors concluded that the differential in advisory fees between the Funds and the separate accounts managed by the Adviser is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients is reasonable.  They believe that the following factors support these conclusions: (1) management of a mutual fund

FMI Funds, Inc.
ADVISORY AGREEMENTS (Continued)

involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds; (2) separate accounts and sub-advised funds do not present equivalent compliance or litigation risk to the Adviser, as separate accounts or sub-advised funds engage the Adviser for investment management services and client service only; (3) the adviser to sub-advised funds assumes some of the cash flow management duties for such funds, and it assumes the board maintenance, and most operational and compliance obligations and third-party oversight for such funds; and (4) the Adviser absorbs all costs in excess of the fees paid by the Funds for sub-transfer agent services performed by the intermediaries, which results in the cost of obtaining, retaining and servicing shareholders for the Funds being significantly higher than the costs for separately managed accounts.

Performance

The Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and more than satisfactory on an absolute basis.  They continue to believe that the Adviser’s discipline should lead to favorable results in the long-term, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.  They believe that the following factors support these conclusions: (1) the Common Stock Fund has underperformed the benchmark Russell 2000 within the last five years, while outperforming the benchmark over the last ten years and since inception, and has had good performance on an absolute basis; (2) the Large Cap Fund has underperformed the benchmark S&P 500 within the last five years, while outperforming the benchmark over the last ten years and since inception, and has had good performance on an absolute basis; (3) the International Fund has outperformed both the MSCI EAFE (USD) and MSCI EAFE (Local) benchmarks for three years and since inception, and has good absolute performance; (4) the Directors believe that the underperformance of the Common Stock Fund and the Large Cap Fund in more recent periods is in line with their investment strategies, as they are not expected to outperform in a bull market; and (5) the Directors noted with approval that the Common Stock Fund and the Large Cap Fund continue to have good absolute performance, and they believe the Funds are producing the positive risk adjusted returns that would be expected from their more conservative investment strategies.

Costs and Profitability

The Directors concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.  They believe that the following factors support these conclusions: (1) the peer group comparative fee and expense analysis for the Funds show that their net expense ratios and advisory fees are within the range of industry averages; (2) the shareholder service fees paid to intermediaries by the Adviser for the benefit of the Funds significantly reduces the pre-tax profit margin to the Adviser, which results in the pre-tax profit margin for the Funds being lower than the pre-tax profit margin for all other clients of the Adviser on an aggregate basis; and (3) the Adviser’s pre-tax profit margin for the Funds compares reasonably to several publicly traded companies that the Directors reviewed.

Economies of Scale

The Directors concluded that the current fees and breakpoints were appropriate.  They believe that the following factors support this conclusion: (1) some variable costs, such as accounting, administration, custody and management fees are on a sliding scale relative to asset size; and

FMI Funds, Inc.
ADVISORY AGREEMENTS (Continued)

(2) as the Funds’ assets have risen over the fiscal years, the Funds’ expense ratios have fallen primarily as a consequence of the Adviser’s renegotiation of service contracts and the addition of management fee breakpoints.

Fall-Out Benefits

The Directors concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.  They believe that the following factors support this conclusion: (1) although the Adviser could derive benefits from the conversion of Fund shareholders into separate account clients, the Funds also could benefit from potential institutional shareholders who might choose to invest in the Funds because they want the Adviser’s services, but do not meet minimum separate account size requirements; (2) the Directors believe the research, analytical, statistical and other information and services provided by brokers are merely supplemental to the Adviser’s own efforts in the performance of its duties under the investment advisory agreements; and (3) the Funds could benefit from the Adviser’s use of soft dollars generated with respect to its separate account clients, and from reputational benefits as a result of the Funds’ association with the Adviser.

Conclusion

After reviewing the 15(c) Material, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, concluded that the investment advisory arrangements between the Funds and the Adviser were fair and reasonable and that the continuation of the investment advisory agreements would be in the best interest of the Funds and their shareholders.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance for Period Ended March 31, 2018

			Average Annual Total Returns
	3	1	3	5	10	Since	Inception
FMI FUND / INDEX	Months(1)	Year	Year	Year	Year	Inception	Date
Large Cap – Investor Class	-1.16%	11.68%	8.71%	11.47%	9.59%	9.09%	12-31-01
S&P 500	-0.76%	13.99%	10.78%	13.31%	9.49%	7.41%	12-31-01
Large Cap – Institutional Class	-1.12%	11.78%	N/A	N/A	N/A	18.15%	10-31-16
S&P 500	-0.76%	13.99%	10.78%	13.31%	9.49%	18.99%	10-31-16
Common Stock – Investor Class	-0.26%	9.61%	7.47%	10.14%	10.64%	11.96%	12-18-81
Russell 2000	-0.08%	11.79%	8.39%	11.47%	9.84%	10.49%	12-18-81
Common Stock – Institutional Class	-0.23%	9.76%	N/A	N/A	N/A	17.78%	10-31-16
Russell 2000	-0.08%	11.79%	8.39%	11.47%	9.84%	20.98%	10-31-16
International – Investor Class(2)	-3.30%	5.63%	5.50%	8.44%	N/A	9.41%	12-31-10
MSCI EAFE Net (USD)(2)	-1.53%	14.80%	5.55%	6.50%	2.74%	5.60%	12-31-10
MSCI EAFE Net (LOC)(2)	-4.28%	5.34%	3.36%	8.45%	4.53%	7.56%	12-31-10
International – Institutional Class(2)	-3.27%	5.79%	N/A	N/A	N/A	9.87%	10-31-16
MSCI EAFE Net (USD)(2)	-1.53%	14.80%	5.55%	6.50%	2.74%	16.96%	10-31-16
MSCI EAFE Net (LOC)(2)	-4.28%	5.34%	3.36%	8.45%	4.53%	11.55%	10-31-16

(1)	Returns for periods less than one year are not annualized.
(2)
Note that performance reflects all days of trading during the stated period. As the New York Stock Exchange was closed on 3-30-18, the last day of performance for the Funds was 3-29-18. The last day of performance for the benchmarks was 3-30-18 as some international markets did not observe the Good Friday Holiday.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

As of the Funds’ Prospectus dated January 31, 2018 and supplemented on March 19, 2018, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Investor Class annual operating expense ratios are: 0.85%, 1.04% and 0.91%, respectively.  The FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Institutional Class annual operating expense ratios are: 0.71%, 0.95%, and 0.77%, respectively.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2018, each supplemented on March 19, 2018.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

Please note that the FMI International Fund is open to new investors, effective April 2, 2018.

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index includes equities that exhibit value characteristics and the Russell 1000 Growth Index includes equities that exhibit growth characteristics.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. Dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI EAFE World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries (Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the USA). The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries (Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the USA). The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI EAFE is a service mark of MSCI Barra.

The SPDR S&P Biotech ETF (XBI) seeks to provide exposure to the Biotechnology segment of the S&P TMI by tracking a modified equal weighted index which provide potential for unconcentrated industry exposure across large, mid, and small cap stocks.

The Wells Fargo Biotechnology Small Cap Index (BIOSC) is intended to measure the performance of all biotechnology small cap companies listed on the New York Stock Exchange or NASDAQ that have a market capitalization of at least $100 million but less than $2 billion at the time of inclusion.

All indices are unmanaged. It is not possible to invest directly into an index.

GLOSSARY

Debt-to-Capital ratio – measurement of the total amount of outstanding company debt as a percentage of the firm’s total capitalization. The ratio is an indicator of the company’s leverage.

EBIT – Earnings Before Interest & Tax – an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – a valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

Free cash flow – a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures, Free cash flow represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

GDP – Gross Domestic Product is the monetary value of all finished goods and services produced within a country’s borders in a specific time period.

ROIC – Return on Invested Capital – a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Working Capital – a measure of both a company’s efficiency and its short-term financial health, calculated as current assets less current liabilities.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530

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FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	REBECCA W. HOUSE
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Cleveland, Ohio
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311
www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures.

(b)
There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing an exhibit. Not applicable

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) There was no change in registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By    /s/John S. Brandser
        John S. Brandser, President/Principal Executive Officer

Date    April 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/John S. Brandser
        John S. Brandser, President/Principal Executive Officer

Date    April 27, 2018

By    /s/John S. Brandser
        John S. Brandser, Treasurer/Principal Financial Officer

Date    April 27, 2018